[front cover]


November 30, 2000

AMERICAN CENTURY
Semiannual Report

Arizona Intermediate-Term Municipal


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[left margin]

ARIZONA INTERMEDIATE-TERM
MUNICIPAL
(BEAMX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended November 30 favored most municipal bond investors with solid returns and emphasized the importance of investment diversity. A backdrop of slowing corporate earnings and stock market volatility fueled greater demand for fixed-income securities. Those factors plus moderating economic growth prompted a sentiment shift regarding the direction of interest rates.

     That set the stage for another impressive performance by the Arizona Intermediate-Term Municipal fund. Our investment professionals discuss the six months and the fund's performance in more detail starting on page 3.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise will be called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
ARIZONA INTERMEDIATE-TERM MUNICIPAL
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Yields .................................................................    5
   Portfolio at a Glance ..................................................    5
   Top Five Sectors .......................................................    6
   Portfolio Composition
      by Credit Rating ....................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   14
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   15
      Comparative Indices .................................................   15
      Lipper Rankings .....................................................   15
      Credit Rating
         Guidelines .......................................................   15
      Investment Team
         Leaders ..........................................................   15
   Glossary ...............................................................   16


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds rebounded during the six months ended November 30, 2000, after posting single-digit and negative returns during the prior 12 months.

* The longer a municipal bond's maturity, the more interest rate sensitive it was, and the better it performed.

* The municipal market rally was aided by favorable supply and demand conditions. On the supply side, strong economic conditions over the past several years bolstered the financial health of many municipal issuers, reducing their borrowing needs.

* Demand, meanwhile, increased as investors sought haven from the wobbly stock market.

* Lower-rated (BB and below) and unrated bonds--the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher).

MANAGEMENT Q&A

* Arizona Intermediate-Term Municipal continued to outpace its Lipper peer average, while favorable market conditions helped the fund post solid absolute returns during the six months. (See fund performance information on page 4.)

* The fund's three- and five-year performance versus the Lipper group was even better.

* Duration management (managing a fund's sensitivity to interest rate changes) was the key ingredient to Arizona Intermediate-Term Municipal's success over the six months.

* We generally kept duration fairly close to that of its Lipper group average, but made strategic adjustments from time to time that boosted performance

* The portfolio's concentration in bonds maturing inside of five years and in ones maturing in 15 to 25 years didn't pay off quite as well as we'd hoped.

* We plan to continue emphasizing high credit-quality municipal bonds for now. We think these securities will perform well going forward, especially if economic growth continues to slow and credit concerns arise.

[left margin]

              ARIZONA INTERMEDIATE-TERM
                  MUNICIPAL (BEAMX)
    TOTAL RETURNS:             AS OF 11/30/00
       6 Months                         5.82%*
       1 Year                           6.96%
    30-DAY SEC YIELD:                   4.49%
    INCEPTION DATE:                   4/11/94
    NET ASSETS:                 $44.0 million

* Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 16-17.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS REBOUND

     After posting single-digit and negative returns during the prior 12 months, municipal bonds rebounded during the six months ended November 30, 2000. Mounting evidence of economic weakness, growing expectations of interest rate cuts, and dismal stock market performance provided the fuel for a municipal bond market rally.

     Once again proving the old adage that what's good for bonds often spells trouble for the economy, muni bond prices climbed as investors' earlier worries about inflation gave way to concerns about an economic slowdown. Anticipation that the Federal Reserve might cut interest rates in early 2001 to stave off a recession was enough to send muni yields lower and prices higher.

     As the return table at right shows, the longer a municipal bond's maturity, the better it performed.

LESS SUPPLY, MORE DEMAND

     The municipal market rally was aided by favorable supply and demand conditions. On the supply side, strong economic conditions over the past several years bolstered the financial stability of many municipal issuers, reducing their borrowing needs. In addition, refinancing old muni debt, which can increase the supply of bonds (because the refinanced bonds remain outstanding), slowed as interest rates peaked at the beginning of the period. Even after rates began falling again, muni refinancing stayed relatively subdued because many issuers had already reached a legal limit on the number of times they could refinance.

     Demand, meanwhile, increased as investors sought haven from the wobbly stock market. Some of the highest tax-equivalent yields in years attracted investors in the top tax brackets.

HIGH-QUALITY TRUMPS HIGH-YIELD

     Lower-rated (BB and below) and unrated bonds--which make up the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher). One reason was that high-yield bonds aren't as interest rate sensitive as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. That's an advantage when rates are climbing (and prices are falling) but a disadvantage when rates are falling (and prices are climbing), like they were recently.

     Another source of high-yield sector underperformance relative to the investment-grade sector was the well-documented trouble experienced by two types of high-yield bond issuers. Municipal bonds issued by corporations performed poorly as corporate profitability weakened, and hospital bonds languished as financial problems related to reimbursements, cost-cutting, and competition lingered.

[right margin]

"THE LONGER A MUNICIPAL BOND'S MATURITY, THE BETTER IT PERFORMED."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX                 3.20%
   LEHMAN BROTHERS 5-YEAR
      MUNICIPAL GO INDEX              5.01%
   LEHMAN BROTHERS LONG-TERM
      MUNICIPAL BOND INDEX            9.69%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

FALLING MUNICIPAL YIELD CURVE

YEARS TO MATURITY      5/31/00       11/30/00
1                       4.70%         4.24%
2                       4.89%         4.33%
3                       4.99%         4.38%
4                       5.06%         4.43%
5                       5.11%         4.46%
6                       5.15%         4.49%
7                       5.19%         4.53%
8                       5.23%         4.59%
9                       5.27%         4.65%
10                      5.31%         4.71%
11                      5.36%         4.79%
12                      5.42%         4.87%
13                      5.47%         4.95%
14                      5.53%         5.03%
15                      5.59%         5.11%
16                      5.64%         5.16%
17                      5.70%         5.21%
18                      5.75%         5.26%
19                      5.81%         5.30%
20                      5.87%         5.34%
21                      5.88%         5.35%
22                      5.89%         5.36%
23                      5.90%         5.37%
24                      5.91%         5.38%
25                      5.91%         5.39%
26                      5.92%         5.40%
27                      5.92%         5.41%
28                      5.93%         5.41%
29                      5.93%         5.42%
30                      5.94%         5.42%

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Arizona Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                     ARIZONA        LEHMAN         OTHER STATES INTERM.
                   INTERMEDIATE-    5-YEAR     MUNICIPAL MUNI. DEBT FUNDS(2)
                  TERM MUNICIPAL   GO INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)            5.82%         5.01%         5.47%           --
1 YEAR                 6.96%         5.62%         5.82%       6 OUT OF 77
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                4.51%         4.46%         3.50%       1 OUT OF 72
5 YEARS**              4.70%         4.82%         4.00%       2 OUT OF 57
LIFE OF FUND**         5.67%        5.52%(3)      4.86%(4)     1 OUT OF 42(4)

The fund's inception date was 4/11/94.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/30/94, the date nearest the fund's inception for which data are available.

See pages 15-16 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
Arizona Intermediate-Term
   Municipal**              $14,418
Lehman 5-Year Municipal
   GO Index                 $14,304

               Arizona Intermediate-     Lehman 5-Year
                 Term Municipal**      Municipal GO Index
DATE                  VALUE                 VALUE
4/11/1994            $10,000               $10,000
6/30/1994            $10,170               $10,134
9/30/1994            $10,309               $10,217
12/31/1994           $10,204               $10,183
3/31/1995            $10,674               $10,596
6/30/1995            $10,969               $10,866
9/30/1995            $11,248               $11,163
12/31/1995           $11,546               $11,367
3/31/1996            $11,485               $11,402
6/30/1996            $11,548               $11,452
9/30/1996            $11,736               $11,639
12/31/1996           $11,978               $11,892
3/31/1997            $11,935               $11,874
6/30/1997            $12,252               $12,169
9/30/1997            $12,539               $12,435
12/31/1997           $12,803               $12,663
3/31/1998            $12,892               $12,812
6/30/1998            $13,044               $12,942
9/30/1998            $13,457               $13,298
12/31/1998           $13,557               $13,403
3/31/1999            $13,638               $13,541
6/30/1999            $13,416               $13,384
9/30/1999            $13,439               $13,502
12/31/1999           $13,429               $13,498
3/31/2000            $13,714               $13,654
6/30/2000            $13,947               $13,874
9/30/2000            $14,210               $14,148
11/30/2000           $14,418               $14,304

$10,000 investment made 4/11/94(+)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Arizona Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

              Arizona Intermediate-       Lehman 5-Year
                 Term Municipal**      Municipal GO Index
DATE                 RETURN                 RETURN
11/30/1994*          -0.27%                 -0.07%
11/30/1995           13.73%                 11.99%
11/30/1996            4.91%                  5.36%
11/30/1997            5.02%                  5.38%
11/30/1998            6.83%                  6.32%
11/30/1999           -0.09%                  1.49%
11/30/2000            6.96%                  5.62%

* From 4/30/94 (the date after the fund's inception for which index data are available) to 11/30/94.

** Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until the annual expense cap was reached.


4      1-800-345-2021


Arizona Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Arizona Intermediate-Term Municipal fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     Arizona Intermediate-Term Municipal once again outpaced the average total return of its Lipper peers. The fund also performed well on an absolute basis. Arizona Intermediate-Term Municipal returned 5.82%, compared with the 5.47% average return of the 77 funds in Lipper Inc.'s "Other States Intermediate Municipal Debt Funds" category. (See Total Returns on the previous page.)

HOW DID THE FUND'S LONGER-TERM PERFORMANCE STACK UP?

     Even better. The fund's total return for the year ended November 30 ranked among the top 10% of its Lipper group. Arizona Intermediate-Term Municipal's three-year total return was the highest among its peers, while its five-year return was the second highest.

WHY DID THE FUND CONTINUE TO OUTPERFORM?

     Duration management was probably the key over the last six months. Duration refers to a fund's sensitivity to interest rate changes. We often strategically adjust the fund's duration in an effort to enhance performance.

      Low expenses boosted returns, too. Other factors being equal, low expenses generally translate into higher returns.

HOW DID DURATION MANAGEMENT FACTOR IN?

     We generally keep the fund's duration within close range of its Lipper group average. We think managing duration conservatively usually makes the most sense because large duration bets can lead to unpredictable returns.

     Over the six months, the fund's duration fluctuated between 5.3 and 5.6 years. As the six months began, we were at the longer end of the range. We reached the shorter end of that range toward the end of November. The overall shift to a shorter duration was in keeping with changes in the average duration of the Lipper group.

     But we also made conservative strategic adjustments along the way, lengthening or shortening duration some as opportunities arose. In fact, those slight adjustments helped soften the effects of the fund's bond maturity structure.

CAN YOU ELABORATE ON THAT LAST COMMENT, STARTING WITH AN EXPLANATION OF A FUND'S BOND MATURITY STRUCTURE?

     Sure. Bond funds are comprised of a bunch of individual securities with different scheduled maturities. Collectively, those maturities determine a fund's bond maturity structure.

     For example, if a fund is heavily concentrated in short- and long-term bonds, while underweighted in intermediate-term ones, that's known as a barbell maturity structure.

     We used a barbell during the six months and added to our short- and long-term positions, while reducing our holdings of bonds with intermediate maturities. By the end of November, the portfolio was heavily concentrated in bonds maturing inside of five years, and ones maturing in 15 to 25 years.

[right margin]

"ARIZONA INTERMEDIATE-TERM MUNICIPAL'S THREE-YEAR TOTAL RETURN WAS THE HIGHEST AMONG ITS PEERS, WHILE ITS FIVE-YEAR RETURN WAS THE SECOND HIGHEST."

YIELDS AS OF NOVEMBER 30, 2000
30-DAY SEC YIELD                     4.49%
30-DAY TAX-EQUIVALENT YIELDS
   31.02% TAX BRACKET                6.51%
   33.90% TAX BRACKET                6.79%
   34.59% TAX BRACKET                6.86%
   39.33% TAX BRACKET                7.40%

PORTFOLIO AT A GLANCE
                         11/30/00     5/31/00
NUMBER OF SECURITIES       42           42
WEIGHTED AVERAGE
   MATURITY              9.4 YRS      9.4 YRS
AVERAGE DURATION         5.2 YRS      5.6 YRS
EXPENSE RATIO            0.51%*        0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 16-17.


                                                www.americancentury.com      5


Arizona Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT MADE THAT STRATEGY SEEM THE  BEST CHOICE?

     Long-term securities looked more attractively priced than short- and intermediate-term ones, so we bulked up on them. But we needed to balance those longer-term holdings in order to keep duration in check. That's where the portfolio's short-term bonds came in.

     Unfortunately, the market remained focused on short- and intermediate-term municipal bonds. The greater demand for those securities caused their prices to rise and yields to fall more than longer-maturity bonds. But the portfolio's barbell position meant an underweight in intermediate bonds, limiting performance.

WILL YOU MAINTAIN THIS STRUCTURE  GOING FORWARD?

     For now at least, yes. Demand for longer-term municipals has risen recently. As intermediate-term municipal bond prices have increased, their yields have fallen. Investors searching for higher yields have started looking to longer maturities, instead. So our longer-term municipal bonds are beginning to pay off.

WHILE WE'RE ON THE SUBJECT OF RECENT TRENDS, WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE MUNICIPAL MARKET?

     We think that the outlook continues to brighten. Inflation appears largely contained, which gives the Federal Reserve some maneuvering room on interest rates. Rising energy costs drove inflation higher this year. But crude oil prices slipped back below $30 dollars a barrel in early December, after reaching record highs in September. So energy costs should be less of a concern going forward; meanwhile, the U.S. economy continues to cool.

     Given those developments, the Fed may lower short-term rates in 2001 to keep the U.S. from slipping into recession. (The Fed adopted a "rate-easing bias" at its December 19 meeting, meaning that it is leaning toward lower rates.) Any rate cuts should spell good news for the municipal market; a drop in short-term rates would send existing bond prices higher.

DOES THE COOLING U.S. ECONOMY POSE ANY POTENTIAL CREDIT CONCERNS?

     That depends on many factors, including how much growth tapers off. Some municipalities may eventually find themselves in an environment far less ideal than the one enjoyed during recent years. The good news is that credit conditions tend to change at a glacial pace. And right now, conditions remain generally favorable.

GIVEN THOSE PERSPECTIVES, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Steady at the helm for now. We'll continue to make modest duration adjustments as opportunities arise. In addition, we plan to continue emphasizing higher credit-quality municipal bonds. Those should generally perform better than lower-quality bonds if growth unexpectedly stalls and credit concerns arise. Even if economic growth only moderates, we think higher-quality municipal bonds will perform reasonably well.

[left margin]

TOP FIVE SECTORS (AS OF 11/30/00)
                         % OF FUND INVESTMENTS
GO                                 42%
SPECIAL TAX REVENUE                15%
HIGHER EDUCATION                   12%
COPS/LEASES                         6%
POLLUTION CONTROL REVENUE           5%

TOP FIVE SECTORS (AS OF 5/31/00)
                         % OF FUND INVESTMENTS
GO                                 48%
ELECTRIC REVENUE                    9%
SPECIAL TAX REVENUE                 9%
COPS/LEASES                         7%
TAX ALLOCATION REVENUE              7%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                     AS OF        AS OF
                   11/30/00      5/31/00
AAA                  62%           63%
AA                   24%           18%
A                     7%           10%
BBB                   7%            9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 15 for more information.


6      1-800-345-2021


Arizona Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.0%
ARIZONA -- 91.5%
               $1,000,000  Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                  $ 1,025,490
                1,000,000  Arizona Student Loan Acquisition
                              Auth. Rev., Series 1999 A-1,
                              (Guaranteed: Student Loans),
                              5.65%, 5/1/14                            1,031,780
                1,000,000  Central Arizona Water
                              Conservation District Contract
                              Rev., Series 1991 B, (Central
                              Arizona), 6.30%, 11/1/02
                              (MBIA)                                   1,027,360
                  900,000  Coconino & Yavapai Counties
                              Joint Unified School District
                              No. 9, Series 1994 C, (Sedona
                              Project of 1992), 5.60%,
                              7/1/06 (FGIC)                              923,274
                1,000,000  Coconino County Unified School
                              District No. 1 Flagstaff GO,
                              5.25%, 7/1/03 (FSA)                      1,020,160
                1,000,000  East Valley Institute of Technology
                              No. 401 GO, 5.00%, 7/1/03
                              (AMBAC)                                  1,014,110
                  545,000  Gilbert County GO, Series
                              1994 C, 6.00%, 7/1/02 (MBIA)               558,489
                1,200,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University),
                              5.375%, 5/15/28                          1,081,944
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                              521,920
                1,500,000  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 6.35%,
                              6/15/26 (ACA)                            1,509,780
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facility Rev., (Samaritan Health
                              Services), 7.15%, 12/1/04
                              (MBIA)(1)                                  535,870
                1,000,000  Maricopa County School District
                              No. 4 Mesa GO, Series 1993 E,
                              5.25%, 7/1/03 (FGIC)                     1,019,670
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix
                              Elementary), 5.50%, 7/1/09
                              (MBIA)                                   1,054,100
                1,000,000  Maricopa County Unified School
                              District No. 201 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04                                   1,084,240
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert Project of
                              1998), 6.20%, 7/1/02,
                              Prerefunded at 100% of Par
                              (FGIC)(1)                                1,028,240

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                          $ 1,155,120
                1,000,000  Mesa AZ, 5.00%, 7/1/18 (FGIC)                 973,150
                1,000,000  Mesa AZ Utility System Rev.,
                              5.00%, 7/1/14 (FGIC)                       995,570
                1,150,000  Mohave County Community
                              College District, (State Board of
                              Directors), 6.00%, 3/1/20
                              (MBIA)                                   1,211,169
                  300,000  Phoenix Airport Rev., Series
                              1994 C, 5.50%, 7/1/01
                              (MBIA)                                     301,695
                1,300,000  Phoenix AZ, Series 1995 A,
                              6.25%, 7/1/17                            1,465,139
                1,255,000  Phoenix Civic Improvement Corp.
                              Airport Rev., Series 1998 B,
                              (Senior Lien), 5.00%, 7/1/03
                              (FSA)                                    1,271,491
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Rev., (Junior
                              Lien), 6.25%, 7/1/17 (FGIC)              1,093,650
                1,000,000  Phoenix Civic Improvement
                              Corporation Muni Facilities
                              Excise Tax Rev., 5.25%, 7/1/01
                              (FGIC)                                   1,005,310
                2,715,000  Phoenix Civic Improvement
                              Corporation Muni Facilities
                              Excise Tax Rev., 5.00%,
                              7/1/20 (FGIC)                            2,605,177
                  550,000  Phoenix GO, 6.00%, 7/1/01                     555,280
                1,000,000  Phoenix GO, Series 1995 B,
                              5.25%, 7/1/15                            1,009,610
                1,920,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              5/21/06 (GNMA/FNMA/
                              FHLMC)                                   2,013,024
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 7.00%, 7/1/05
                              (MBIA)                                   1,099,680
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                     1,039,610
                1,125,000  Pima County Unified School
                              District No. 6 Marana, 5.50%,
                              7/1/15 (FGIC)                            1,159,088
                1,000,000  Salt River Project Agricultural
                              Improvement and Power District
                              Electric System Rev., Series
                              1993 B, 6.50%, 1/1/04                    1,056,240
                  480,000  Scottsdale GO, 7.50%, 7/1/02                  502,718
                1,600,000  Scottsdale GO, 6.25%, 7/1/15                1,746,896
                1,000,000  Sedona COP, 5.75%, 7/1/20                     976,420
                  525,000  Tucson COP, 5.70%, 7/1/02                     525,362
                1,000,000  Tucson Street and Highway Rev.,
                              5.70%, 7/1/01                            1,007,770
                1,300,000  Tucson, Series 2000 A, 5.25%,
                              7/1/20                                   1,280,396


See Notes to Financial Statements               www.americancentury.com      7


Arizona Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $   500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)           $   525,810
                                                                     -----------
                                                                      41,011,802
                                                                     -----------
PUERTO RICO -- 2.3%
                1,000,000  Puerto Rico Municipal Finance
                              Agency, Series 1999 A, 5.00%,
                              8/1/02                                   1,014,240
                                                                     -----------
VIRGIN ISLANDS -- 2.2%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1999 A, 5.00%,
                              10/1/04                                  1,003,220
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            43,029,262
                                                                     -----------
   (Cost $42,391,196)

SHORT-TERM MUNICIPAL SECURITIES -- 4.0%
ARIZONA
                1,800,000  Maricopa County Pollution
                              Control Rev., VRDN, 4.30%,
                              12/1/00                                  1,800,000
                                                                     -----------
   (Cost $1,799,999)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $44,829,262
                                                                     ===========
   (Cost $44,191,195)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.


8      1-800-345-2021                          See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $44,191,195) (Note 3) ...........................        $ 44,829,262
Receivable for capital shares sold ........................              42,030
Interest receivable .......................................             886,620
                                                                   ------------
                                                                     45,757,912
                                                                   ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .....................................           1,746,324
Accrued management fees (Note 2) ..........................              18,210
Payable for trustees' fees and expenses ...................                 151
                                                                   ------------
                                                                      1,764,685
                                                                   ------------
Net Assets ................................................        $ 43,993,227
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................           4,203,885
                                                                   ============
Net Asset Value Per Share .................................        $      10.46
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ...........................................        $ 43,608,230
Accumulated net realized loss on
   investment transactions ................................            (253,070)
Net unrealized appreciation on
  investments (Note 3) ....................................             638,067
                                                                   ------------
                                                                   $ 43,993,227
                                                                   ============


See Notes to Financial Statements                www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ..................................................           $1,118,954
                                                                      ----------

Expenses (Note 2):
Management fees ...........................................              108,760
Trustees' fees and expenses ...............................                1,049
                                                                      ----------
                                                                         109,809
                                                                      ----------

Net investment income .....................................            1,009,145
                                                                      ----------

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................              236,771
Change in net unrealized
  appreciation on investments .............................            1,151,169
                                                                      ----------

Net realized and unrealized
  gain on investments .....................................            1,387,940
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ...............................           $2,397,085
                                                                      ==========


10      1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MAY 31, 2000

Increase (Decrease) in Net Assets               NOV. 30, 2000       MAY 31, 2000

OPERATIONS
Net investment income ......................     $  1,009,145      $  1,941,970
Net realized gain (loss) on investments ....          236,771          (489,841)
Change in net unrealized appreciation
  (depreciation) on investments ............        1,151,169        (1,437,725)
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        2,397,085            14,404
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,009,145)       (1,941,970)
In excess of net realized gains
  on investment transactions ...............             --            (119,783)
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (1,009,145)       (2,061,753)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................        4,188,834        22,650,903
Proceeds from reinvestment
  of distributions .........................          823,213         1,581,583
Payments for shares redeemed ...............       (3,001,170)      (27,000,366)
                                                 ------------      ------------
Net increase (decrease) in net assets
  from capital share transactions ..........        2,010,877        (2,767,880)
                                                 ------------      ------------

Net increase (decrease) in net assets ......        3,398,817        (4,815,229)

NET ASSETS
Beginning of period ........................       40,594,410        45,409,639
                                                 ------------      ------------
End of period ..............................     $ 43,993,227      $ 40,594,410
                                                 ============      ============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .......................................          406,437         2,207,587
Issued in reinvestment of distributions ....           79,086           154,058
Redeemed ...................................         (291,233)       (2,626,841)
                                                 ------------      ------------
Net increase (decrease) ....................          194,290          (265,196)
                                                 ============      ============


See Notes to Financial Statements              www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Intermediate-Term Municipal Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. The objective of the fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Arizona intermediate-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of 466,489 (expiring in 2008) which may be used to offset future taxable gains.

    For the seven-month period ended May 31, 2000, the fund incurred net capital losses of $23,352. The fund has elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30, 2000, the effective annual management fee was 0.51%.

     Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2000, were $17,464,228 and $17,542,301, respectively.

    On November 30, 2000, accumulated net unrealized appreciation was $638,067, which consisted of unrealized appreciation of $824,467 and unrealized depreciation of $186,400. The aggregate cost of investments or federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. Effective December 19, 2000, the line of credit was decreased to $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended November 30, 2000.


                                                www.americancentury.com      13


Arizona Intermediate-Term Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                      2000(1)       2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $10.12       $10.62     $10.67      $10.44     $10.31     $10.35
                                    -----------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income ............   0.25         0.48       0.46        0.46       0.45       0.51
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................   0.34        (0.47)      0.01        0.28       0.13      (0.03)
                                    -----------   --------   ---------   --------   --------   ---------
  Total From Investment Operations .   0.59         0.01       0.47        0.74       0.58       0.48
                                    -----------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income .......  (0.25)       (0.48)     (0.46)      (0.46)     (0.45)     (0.51)
  From Net Realized Gains on
  Investment Transactions ..........    --           --       (0.06)      (0.05)       --       (0.01)
  In Excess of Net Realized Gains ..    --         (0.03)       --          --         --         --
                                    -----------   --------   ---------   --------   --------   ---------
  Total Distributions ..............  (0.25)       (0.51)     (0.52)      (0.51)     (0.45)     (0.52)
                                    -----------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period .....  $10.46       $10.12     $10.62      $10.67     $10.44     $10.31
                                    ===========   ========   =========   ========   ========   =========
  Total Return(2) ..................   5.82%        0.20%      4.51%       7.19%      5.77%      4.65%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............ 0.51%(3)       0.51%      0.51%       0.54%      0.66%      0.14%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) .......... 0.51%(3)       0.51%      0.51%       0.60%      0.79%      0.82%
Ratio of Net Investment Income
  to Average Net Assets ............ 4.70%(3)       4.71%      4.30%       4.33%      4.35%      4.85%
Ratio of Net Investment Income
  o Average Net Assets
  (Before Expense Waiver) .......... 4.70%(3)       4.71%      4.30%       4.27%      4.22%      4.17%
Portfolio Turnover Rate ............    42%         117%        70%         39%        81%        36%
Net Assets, End of Period
  (in thousands) ................... $43,993       $40,594    $45,410     $40,047    $30,555    $25,789

(1)  Six months ended November 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total Returns for periods less than one year are not annualized.

(3)  Annualized.


14      1-800-345-2021                       See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA INTERMEDIATE-TERM MUNICIPAL seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       KEN SALINGER
       DAVE MACEWEN
  Municipal Credit Research Director
       STEVEN PERMUT

MUNICIPAL CREDIT  RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


                                                www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                               www.americancentury.com      17


Notes
--------------------------------------------------------------------------------


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]
Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.Sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                 American Century Investment Services, Inc.
SH-SAN-23814                      (c)2000 American Century Services Corporation

[front cover]


November 30, 2000

AMERICAN CENTURY
Semiannual Report

Florida Municipal Money Market


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

FLORIDA MUNICIPAL MONEY MARKET
(BEFXX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended November 30, 2000, was one of the most volatile periods for financial markets in many years. While growth stocks plummeted from their highs and many mutual funds generated unusually high tax liabilities, Florida Municipal Money Market provided investors shelter from the storm.

     The Florida Municipal Money Market fund also ranked in the top 15% of its peer group (according to Lipper Inc., an independent mutual fund ranking service--see page 3). Fund manager Bryan Karcher reviews fund performance on page 4.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise will be called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Frequently Asked
   Questions ..............................................................    2
FLORIDA MUNICIPAL MONEY MARKET
   Performance Information ................................................    3
   Portfolio at a Glance ..................................................    3
   Yields .................................................................    3
   Management Q&A .........................................................    4
   Portfolio Composition
      by Credit Rating ....................................................    4
   Types of Investments
      in the Portfolio ....................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
      in Net Assets .......................................................    9
   Notes to Financial
      Statements ..........................................................   10
   Financial Highlights ...................................................   11
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   12
      Lipper Rankings .....................................................   12
      Credit Rating
         Guidelines .......................................................   12
      Investment and Credit
         Research Teams ...................................................   12
   Glossary ...............................................................   13


                                                www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     As of November 2000, dividends will be paid on the last business day of the month, rather than the last Friday of the month. We hope this change will make your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 7-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time
     Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


2      1-800-345-2021


Florida Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                                                   OTHER STATES TAX-EXEMPT
                       FLORIDA MUNICIPAL            MONEY MARKET FUNDS(2)
                         MONEY MARKET         AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)                  1.97%                 1.87%        6 OUT OF 39
1 YEAR                       3.78%                 3.59%        7 OUT OF 39
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                      3.28%                 3.12%       10 OUT OF 30
5 YEARS(3)                   3.39%                 3.15%        4 OUT OF 29
LIFE OF FUND(3)              3.47%                3.21%(4)      2 OUT OF 17(4)

The fund's inception date was 4/11/94.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/96. Beginning on 1/1/97, management fees were phased in at a rate of 0.10% each month until the annual expense cap was reached.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 12-13 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                          AS OF 11/30/00
NET ASSETS                 $81.8 MILLION

                       11/30/00      5/31/00
NUMBER OF SECURITIES      30           37
WEIGHTED AVERAGE
  MATURITY              61 DAYS      65 DAYS
EXPENSE RATIO           0.49%*        0.50%

* Annualized.

YIELDS AS OF NOVEMBER 30, 2000
7-DAY CURRENT YIELD           3.89%
7-DAY EFFECTIVE YIELD         3.96%
7-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET           5.40%
  31.0% TAX BRACKET           5.64%
  36.0% TAX BRACKET           6.08%
  39.6% TAX BRACKET           6.44%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      3


Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market fund investment team.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     The fund returned 1.97% for the period, ranking in the top 15% of the 39 "Other States Tax-Exempt Money Market Funds" tracked by Lipper Inc. In addition, Florida Municipal Money Market's 7-day effective yield of 3.96% was higher than the 3.81% average yield of the Lipper group. (See the previous page for additional performance information.)

WHAT'S YOUR PROCESS FOR MANAGING  THE FUND?

     Our quantitative model tracks one-year municipal note yields as a percentage of Treasury yields. When that percentage rises above the historical average, we consider municipal notes a good buy. We also compare note yields against variable-rate demand notes, or "floaters," and our estimation of the Federal Reserve's (the Fed's) future interest rate policy. We think this helps us find the most attractive securities relative to current market conditions and the outlook for rates.

     In addition, we plan ahead for seasonal supply and demand trends, so we can invest when demand is low and yields are relatively high. Finally, our strong working relationship with securities dealers helps us pursue the most attractive rates on floaters.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

     We added some one-year notes in May and June, locking in higher yields at a time when the market was expecting the Fed to raise interest rates. That was a timely decision because the Fed did not raise rates and yields in our market were at their peak.

     Later in the period, we invested cash from maturing one-year bonds in weekly floaters because they seemed to be a better value relative to one-year notes. That shortened our weighted average maturity from 65 days on May 31 to 61 days on November 30.

DID ANYTHING ELSE HELP RETURNS?

     Yes. The fund's expense ratio was 0.49% while the Lipper group average was 0.63%. All else being equal, a fund with lower expenses produces more income for its shareholders.

WHAT ABOUT CREDIT QUALITY?

     Credit quality in the marketplace is declining because economic growth is slowing. We work hard with our research team to manage the fund's credit quality, which can pay off at times like these. We are focusing on buying high-quality, liquid securities while continuously monitoring the credit-worthiness of issuers.

WHAT'S YOUR OUTLOOK?

     We think the Fed will lower interest rates in early 2001, so we will try to lock in current yields with one-year notes. In addition, supply and demand trends often cause yields to fall in January and rise in April as money flows in and out of the market. We will try to find the points where supply, demand, and Fed policy create the most attractive opportunities to lock in higher yields.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING

                % OF FUND INVESTMENTS
                  AS OF        AS OF
                11/30/00      5/31/00
A1+                78%          90%
A1                 17%          10%
A2                  5%          --

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 12 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                AS OF NOVEMBER 30, 2000
VRDNS                     74%
BONDS <1 YEAR             18%
PUT BONDS                  8%

                   AS OF MAY 31, 2000
VRDNS                     62%
BONDS <1 YEAR             20%
PUT BONDS                 18%

Investment terms are defined in the Glossary on pages 13-14.


4      1-800-345-2021


Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
               $4,000,000  Broward County FL Airport
                              Exempt Facility Rev., (Various
                              LearJet Inc. Projects), VRDN,
                              4.40%, 12/7/00 (LOC: Bank
                              of America)                           $ 4,000,000
                3,660,000  Broward County Housing Finance
                              Auth. Multifamily Rev.,
                              (Fishermens Landing), VRDN,
                              4.15%, 12/6/00 (LOC: Bank
                              One, Michigan)                          3,660,000
                1,995,000  Broward County Industrial
                              Development Rev., VRDN,
                              4.25%, 12/6/00 (LOC:
                              Suntrust Bank South Florida,
                              N.A.) (Acquired 3/10/97-
                              3/20/98, Cost $1,995,000)(1)            1,995,000
                1,750,000  Broward County Industrial
                              Development Rev., (MDR
                              Fitness Corp.), VRDN, 4.25%,
                              12/6/00 (LOC: Suntrust Bank,
                              Miami, N.A.)                            1,750,000
                1,900,000  Coral Springs Industrial
                              Development Rev., (Royal
                              Plastics Group), VRDN, 4.25%,
                              12/6/00 (LOC: Suntrust Bank
                              South Florida, N.A.)                    1,900,000
                3,310,000  Dade County GO, (Public
                              Improvement), 7.20%, 6/1/01
                              (FSA)                                   3,349,563
                4,000,000  Dade County Water & Sewer
                              System Rev. Cl A, VRDN,
                              4.00%, 12/6/00 (FGIC)                   4,000,000
                  960,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 4.27%,
                              12/7/00 (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              12/3/96, Cost $960,000)(1)                960,000
                1,000,000  Florida Board of Education Capital
                              Outlay GO, Series 1991 B,
                              6.70%, 6/1/01, Prerefunded at
                              101% of Par(2)                          1,022,513
                5,200,000  Florida Finance Agency Multifamily
                              Housing Rev., (Country Club),
                              VRDN, 4.40%, 12/1/00 (LOC:
                              Bank of New York)                       5,200,000
                6,000,000  Florida Finance Agency Multifamily
                              Housing Rev., (Woodlands),
                              VRDN, 4.40%, 12/6/00 (LOC:
                              Northern Trust Company)                 6,000,001
                2,325,000  Florida Housing Finance Agency
                              Trust Receipts, VRDN, 4.35%,
                              12/6/00 (LOC: Bank of New
                              York) (Acquired 2/12/98-
                              1/31/00, Cost $2,325,000)(1)            2,325,000
                4,095,000  Florida Housing Finance Corp.
                              Rev., Series 1999 I-1, (Heritage
                              Pointe), VRDN, 4.20%,
                              12/6/00 (LOC: Keybank, N.A.)            4,095,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,500,000  Florida State Division Of Bond
                              Finance, Series 2000 A,
                              (Department Natural Resource
                              Preservation), 6.60%, 7/1/01,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                            $ 2,577,963
                  520,000  Gulf Breeze Rev., Series 1985 B,
                              (Local Govt. Loan), VRDN,
                              4.10%, 12/7/00 (FGIC)
                              (SBBPA: Credit Local de
                              France)                                   520,000
                3,750,000  Hillsborough County Housing
                              Finance Auth. Multifamily Rev.,
                              Series 2000 A, (Lakewood
                              Shores Apartments), VRDN,
                              4.20%, 12/7/00 (LOC: Bank
                              of America N.A.)                        3,750,000
                  700,000  Indian River County Industrial
                              Development Rev., (Florida
                              Convention Centers), VRDN,
                              4.50%, 12/1/00 (LOC:
                              Toronto-Dominion Bank)                    700,000
                3,500,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 4.22%, 12/6/00
                              (SBBPA: Societe Generale)
                              (Acquired 6/15/00-11/30/00,
                              Cost $3,500,000)(1)                     3,500,000
                3,000,000  Miami-Dade County GO, (Seaport
                              Bonds), 6.50%, 10/1/01,
                              Prerefunded at 101% of Par
                              (AMBAC)(2)                              3,083,483
                4,000,000  Miami-Dade County Housing
                              Finance Auth. Rev., Series
                              2000 A-2, (Home Ownership
                              Mortgage), 4.80%, 4/16/01               4,000,000
                2,800,000  Miami-Dade County Industrial
                              Development Auth. Rev., (Dutton
                              Press Inc.), VRDN, 4.25%,
                              12/6/00 (LOC: Suntrust Bank,
                              Miami, N.A.) (Acquired
                              1/12/00, Cost $2,800,000)(1)            2,800,000
                3,000,000  Orange County Health Facilities
                              Auth., Series 2000 A, (Various
                              Florida Hospital Association
                              Projects), VRDN, 4.20%,
                              12/6/00                                 3,000,000
                1,070,000  Orange County Housing Finance
                              Auth. Homeowner Rev., Series
                              2000 A-2, 3.95%, 12/1/00
                              (GNMA/FNMA)                             1,070,000
                2,150,000  Orange County Housing Finance
                              Auth. Multifamily Guaranteed
                              Mortgage Rev., Series 1989 A,
                              (Sundown Association II), VRDN,
                              4.40%, 12/6/00 (LOC: Fleet
                              Bank, N.A.)                             2,150,000
                1,500,000  Orange County Housing Finance
                              Auth., Series 2000 B-2, 4.65%,
                              6/29/01(GNMA/FNMA)                      1,500,000
                2,000,000  Orlando Utilities Commission,
                              Series 1991 A, 6.50%,
                              10/1/01, Prerefunded at
                              102% of Par(2)                          2,073,345


See Notes to Financial Statements                www.americancentury.com      5


Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $3,415,000  Palm Beach County Health
                              Facilities Auth. Rev., Series
                              1999 B, (Hospital Improvement),
                              VRDN, 4.35%, 12/6/00
                              (Guaranteed: Boca Raton
                              Community Hosp. & Foundation)         $ 3,415,000
                2,200,000  Pinellas County Industrial Council
                              Development Rev., (Better
                              Business Forms Inc.), VRDN,
                              4.25%, 12/6/00 (LOC:
                              Suntrust Bank, Tampa Bay)               2,200,000
                2,100,000  Pinellas County Industrial Council
                              Development Rev., (Hunter
                              Douglas Inc.), VRDN, 4.25%,
                              12/6/00 (LOC: ABN Amro
                              Bank N.V.) (Acquired 3/17/97,
                              Cost $2,100,000)(1)                     2,100,000
                2,275,000  Reedy Creek Improvement District,
                              Series 1991-1, 6.50%,
                              10/1/01, Prerefunded at 101%
                              of Par (MBIA)(2)                        2,337,788
                                                                    -----------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $81,034,656
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $13,680,000 which represented 16.7% of net assets.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.


6      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (amortized cost
  and cost for federal income tax purposes) ................       $ 81,034,656
Cash .......................................................            132,737
Interest receivable ........................................            649,689
                                                                   ------------
                                                                     81,817,082
                                                                   ------------

LIABILITIES
Accrued management fees (Note 2) ...........................             32,768
Payable for trustees' fees and expenses ....................                282
Accrued expenses and other liabilities .....................                 10
                                                                   ------------
                                                                         33,060
                                                                   ------------

Net Assets .................................................       $ 81,784,022
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
   of shares authorized) ...................................         81,823,275
                                                                   ============

Net Asset Value Per Share ..................................       $       1.00
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ............................................       $ 81,823,275
Accumulated net realized loss
  on investment transactions ...............................            (39,253)
                                                                   ------------
                                                                   $ 81,784,022
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      7


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................           $ 1,788,571
                                                                    -----------

Expenses (Note 2):
Management fees .........................................               199,855
Trustees' fees and expenses .............................                 2,007
                                                                    -----------
                                                                        201,862
                                                                    -----------

Net investment income ...................................             1,586,709
                                                                    -----------

REALIZED LOSS ON INVESTMENTS
Net realized loss on investments ........................                  (483)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 1,586,226
                                                                    ===========


8      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MAY 31, 2000

Decrease in Net Assets                          NOV. 30, 2000       MAY 31, 2000

OPERATIONS
Net investment income ....................     $   1,586,709      $   2,836,164
Net realized loss on investments .........              (483)           (38,770)
                                               -------------      -------------
Net increase in net assets
  resulting from operations ..............         1,586,226          2,797,394
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (1,586,709)        (2,836,164)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        17,975,166        107,372,100
Proceeds from reinvestment
  of distributions .......................         1,519,013          2,579,591
Payments for shares redeemed .............       (22,611,517)      (112,520,535)
                                               -------------      -------------
Net decrease in net assets
  from capital share transactions ........        (3,117,338)        (2,568,844)
                                               -------------      -------------

Net decrease in net assets ...............        (3,117,821)        (2,607,614)

NET ASSETS
Beginning of period ......................        84,901,843         87,509,457
                                               -------------      -------------
End of period ............................     $  81,784,022      $  84,901,843
                                               =============      =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .....................................        17,975,166        107,372,100
Issued in reinvestment
  of distributions .......................         1,519,013          2,579,591
Redeemed .................................       (22,611,517)      (112,520,535)
                                               -------------      -------------
Net decrease .............................        (3,117,338)        (2,568,844)
                                               =============      =============


See Notes to Financial Statements               www.americancentury.com      9


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Municipal Money Market Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $24,496 (expiring 2003-2008) which may be used to offset future taxable gains.

    For the seven-month period ended May 31, 2000, the fund incurred net capital losses of $14,488. The fund has elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees' who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30, 2000, the effective annual management fee was 0.49%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


10      1-800-345-2021


Florida Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                      2000(1)       2000         1999         1998        1997        1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $1.00         $1.00        $1.00       $1.00       $1.00        $1.00
                                    -----------   ----------   ---------   ----------   ---------   ----------
Income From Investment Operations
  Net Investment Income ............   0.02         0.03         0.03         0.03        0.03        0.04
                                    -----------   ----------   ---------   ----------   ---------   ----------
Distributions
  From Net Investment Income .......  (0.02)       (0.03)       (0.03)       (0.03)      (0.03)      (0.04)
                                    -----------   ----------   ---------   ----------   ---------   ----------
Net Asset Value, End of Period .....  $1.00         $1.00        $1.00        $1.00       $1.00       $1.00
                                    ===========   ==========   =========   ==========   =========   ==========
  Total Return(2) ..................   1.97%        3.30%        2.92%        3.31%       3.55%       3.86%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............ 0.49%(3)       0.50%        0.50%        0.51%       0.12%       0.01%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) .......... 0.49%(3)       0.50%        0.50%        0.53%       0.66%       0.71%
Ratio of Net Investment Income
  to Average Net Assets ............ 3.89%(3)       3.26%        2.88%        3.25%       3.48%       3.75%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) .......... 3.89%(3)       3.26%        2.88%        3.23%       2.94%       3.05%
Net Assets, End of Period
  (in thousands) ................... $81,784       $84,902      $87,509     $109,684    $112,129     $99,993

(1)  Six months ended November 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements              www.americancentury.com      11


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL MONEY MARKET seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       BRYAN KARCHER
MUNICIPAL CREDIT  RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


12      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 11.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                www.americancentury.com      13


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


14      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      15


Notes
--------------------------------------------------------------------------------


16      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]
Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                 American Century Investment Services, Inc.
SH-SAN-23811                      (c)2000 American Century Services Corporation

[front cover]


November 30, 2000

AMERICAN CENTURY
Semiannual Report

Florida Intermediate-Term Municipal


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

FLORIDA INTERMEDIATE-TERM
MUNICIPAL
(ACBFX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended November 30 favored most municipal bond investors with solid returns and emphasized the importance of investment diversity. A backdrop of slowing corporate earnings led to a downturn in the stock market; meanwhile, those factors and a sentiment shift concerning the direction of interest rates fueled greater demand for fixed-income securities.

     That set the stage for another impressive performance by the Florida Intermediate-Term Municipal fund, which provided a higher total return than any of its Lipper peers for the one-, three-, and five-year periods. (See Total Returns on page 4.)

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise will be called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
FLORIDA INTERMEDIATE-TERM MUNICIPAL
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Yields .................................................................    5
   Portfolio at a Glance ..................................................    5
   Top Five Sectors .......................................................    6
   Portfolio Composition
      by Credit Rating ....................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   14
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   15
      Comparative Indices .................................................   15
      Lipper Rankings .....................................................   15
      Credit Rating
         Guidelines .......................................................   15
      Investment Team
         Leaders ..........................................................   15
   Glossary ...............................................................   16


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds rebounded during the six months ended November 30, 2000, after posting single-digit and negative returns during the prior 12 months.

* The longer a municipal bond's maturity, the more interest rate sensitive it was, and the better it performed.

* The municipal market rally was aided by favorable supply and demand conditions. On the supply side, strong economic conditions over the past several years bolstered the financial health of many municipal issuers, reducing their borrowing needs.

* Demand, meanwhile, increased as investors sought haven from the wobbly stock market.

* Lower-rated (BB and below) and unrated bonds--the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher).

MANAGEMENT Q&A

* Florida Intermediate-Term Municipal continued to outpace its Lipper peer average, while favorable market conditions helped the fund post solid absolute returns during the six months. (See fund performance information on page 4.)

* The fund's one-, three-, and five-year performance versus the Lipper group was even better.

* Duration management, or managing a fund's sensitivity to interest rate changes, was the key ingredient to Florida Intermediate-Term Municipal's success over the six months.

* We generally kept duration fairly close to that of the Lipper group, but made strategic adjustments from time to time that boosted performance.

* The portfolio's concentration in bonds maturing inside of five years and in ones maturing in 15 to 25 years didn't pay off quite as well as we'd hoped

* We plan to continue emphasizing high credit-quality municipal bonds for now. We think these securities will perform well going forward, especially if economic growth continues to slow and credit concerns arise.

[left margin]

           FLORIDA INTERMEDIATE-TERM
               MUNICIPAL (ACBFX)
    TOTAL RETURNS:         AS OF 11/30/00
       6 Months                     5.79%*
       1 Year                       7.09%
    30-DAY SEC YIELD:               4.45%
    INCEPTION DATE:               4/11/94
    NET ASSETS:             $50.7 million

* Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 16-17.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS REBOUND

     After posting single-digit and negative returns during the prior 12 months, municipal bonds rebounded during the six months ended November 30, 2000. Mounting evidence of economic weakness, growing expectations of interest rate cuts, and dismal stock market performance provided the fuel for a municipal bond market rally.

     Once again proving the old adage that what's good for bonds often spells trouble for the economy, muni bond prices climbed as investors' earlier worries about inflation gave way to concerns about an economic slowdown. Anticipation that the Federal Reserve might cut interest rates in early 2001 to stave off a recession was enough to send muni yields lower and prices higher.

     As the return table at right shows, the longer a municipal bond's maturity, the better it performed.

LESS SUPPLY, MORE DEMAND

     The municipal market rally was aided by favorable supply and demand conditions. On the supply side, strong economic conditions over the past several years bolstered the financial stability of many municipal issuers, reducing their borrowing needs. In addition, refinancing old muni debt, which can increase the supply of bonds (because the refinanced bonds remain outstanding), slowed as interest rates peaked at the beginning of the period. Even after rates began falling again, muni refinancing stayed relatively subdued because many issuers had already reached a legal limit on the number of times they could refinance.

     Demand, meanwhile, increased as investors sought haven from the wobbly stock market. Some of the highest tax-equivalent yields in years attracted investors in the top tax brackets.

HIGH-QUALITY TRUMPS HIGH-YIELD

     Lower-rated (BB and below) and unrated bonds--which make up the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher). One reason was that high-yield bonds aren't as interest rate sensitive as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. That's an advantage when rates are climbing (and prices are falling) but a disadvantage when rates are falling (and prices are climbing), like they were recently.

     Another source of high-yield sector underperformance relative to the investment-grade sector was the well-documented trouble experienced by two types of high-yield bond issuers. Municipal bonds issued by corporations performed poorly as corporate profitability weakened, and hospital bonds languished as financial problems related to reimbursements, cost-cutting, and competition lingered.

[right margin]

"THE LONGER A MUNICIPAL BOND'S MATURITY, THE BETTER IT PERFORMED."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX                 3.20%
   LEHMAN BROTHERS 5-YEAR
      MUNICIPAL GO INDEX              5.01%
   LEHMAN BROTHERS LONG-TERM
      MUNICIPAL BOND INDEX            9.69%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

FALLING MUNICIPAL YIELD CURVE
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000

YEARS TO MATURITY      5/31/00       11/30/00
1                       4.70%         4.24%
2                       4.89%         4.33%
3                       4.99%         4.38%
4                       5.06%         4.43%
5                       5.11%         4.46%
6                       5.15%         4.49%
7                       5.19%         4.53%
8                       5.23%         4.59%
9                       5.27%         4.65%
10                      5.31%         4.71%
11                      5.36%         4.79%
12                      5.42%         4.87%
13                      5.47%         4.95%
14                      5.53%         5.03%
15                      5.59%         5.11%
16                      5.64%         5.16%
17                      5.70%         5.21%
18                      5.75%         5.26%
19                      5.81%         5.30%
20                      5.87%         5.34%
21                      5.88%         5.35%
22                      5.89%         5.36%
23                      5.90%         5.37%
24                      5.91%         5.38%
25                      5.91%         5.39%
26                      5.92%         5.40%
27                      5.92%         5.41%
28                      5.93%         5.41%
29                      5.93%         5.42%
30                      5.94%         5.42%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Florida Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                  FLORIDA     LEHMAN 5-YEAR          FLORIDA INTERM.
               INTERMEDIATE-    MUNICIPAL         MUNICIPAL DEBT FUNDS(2)
              TERM MUNICIPAL    GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        5.79%         5.01%             5.29%            --
1 YEAR             7.09%         5.62%             5.73%        1 OUT OF 16
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            4.77%         4.46%             3.60%        1 OUT OF 15
5 YEARS**          5.14%         4.82%             3.99%        1 OUT OF 11
LIFE OF FUND**     5.90%        5.52%(3)          4.76%(4)      1 OUT OF 10(4)

The fund's inception date was 4/11/94.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/30/94, the date nearest the fund's inception for which data are available.

See pages 15-16 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
Florida Intermediate-Term
   Municipal**            $14,636
Lehman 5-Year Municipal
   GO Index               $14,304

               Florida Intermediate-     Lehman 5-Year
                  Term Municipal**     Municipal GO Index
DATE                  VALUE                 VALUE
4/11/1994            $10,000               $10,000
6/30/1994            $10,140               $10,134
9/30/1994            $10,260               $10,217
12/31/1994           $10,117               $10,183
3/31/1995            $10,629               $10,596
6/30/1995            $10,903               $10,866
9/30/1995            $11,163               $11,163
12/31/1995           $11,493               $11,367
3/31/1996            $11,434               $11,402
6/30/1996            $11,459               $11,452
9/30/1996            $11,660               $11,639
12/31/1996           $11,913               $11,892
3/31/1997            $11,931               $11,874
6/30/1997            $12,309               $12,169
9/30/1997            $12,621               $12,435
12/31/1997           $12,893               $12,663
3/31/1998            $13,029               $12,812
6/30/1998            $13,206               $12,942
9/30/1998            $13,611               $13,298
12/31/1998           $13,730               $13,403
3/31/1999            $13,816               $13,541
6/30/1999            $13,591               $13,384
9/30/1999            $13,632               $13,502
12/31/1999           $13,648               $13,498
3/31/2000            $13,928               $13,654
6/30/2000            $14,148               $13,874
9/30/2000            $14,425               $14,148
11/30/2000           $14,636               $14,304

$10,000 investment made 4/11/94(+)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Florida Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

              Florida Intermediate-      Lehman 5-Year
                 Term Municipal**      Municipal GO Index
DATE                 RETURN                 RETURN
11/30/1994*          -1.24%                 -0.07%
11/30/1995           14.39%                 11.99%
11/30/1996            4.61%                  5.36%
11/30/1997            6.78%                  5.38%
11/30/1998            7.39%                  6.32%
11/30/1999            0.00%                  1.49%
11/30/2000            7.09%                  5.62%

* From 4/30/94 (the date after the fund's inception for which index data are available) to 11/30/94.

** Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until the annual expense cap was reached.


4      1-800-345-2021


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Florida Intermediate-Term Municipal fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     Florida Intermediate-Term Municipal turned in another solid performance. The fund again outpaced the average return of its Lipper peers. In addition, Florida Intermediate-Term Municipal provided an attractive absolute return. The fund returned 5.79%, compared with the 5.29% average return of the 16 funds in Lipper Inc.'s "Florida Intermediate Municipal Debt Funds" category. (See Total Returns on the previous page.)

     Longer-term performance was better still. The fund's one-, three-, and five-year total returns were the highest among its Lipper peers.

HOW DID FLORIDA INTERMEDIATE-TERM MUNICIPAL'S YIELD STACK UP?

     Very favorably. The fund offered investors noticeably more federal tax-free income than the Lipper average. A common way to gauge a fund's income is by looking at its 30-day SEC yield. The fund's 30-day SEC yield on November 30 was 4.45%--well above the 4.02% average yield of the Lipper group.

     Putting the fund's yield into perspective, investors in a 36% tax bracket received a tax-equivalent yield of 6.95%.

     A high yield is important because intermediate- and short-term bond funds derive the majority of their returns from bond coupon payments. So a higher yield will often translate into a better return.

WHY DID THE FUND CONTINUE TO OUTPERFORM?

     Duration management was probably the key over the last six months. Duration refers to a fund's sensitivity to interest rate changes. We like to keep duration close to the Lipper group average and avoid interest rate bets. So that's the strategy we employed.

     Over the six months, the fund's duration fluctuated between 5.4 and 5.6 years. As the six months began, we were at the longer end of the range. We reached the shorter end toward the end of November. The overall shift to a shorter duration was in keeping with the changes in the average duration of the Lipper group.

     But we also made some strategic adjustments along the way, lengthening or shortening conservatively as opportunities arose. In fact, those slight adjustments helped soften the effects of the fund's bond maturity structure.

CAN YOU ELABORATE ON THAT LAST COMMENT, STARTING WITH AN EXPLANATION OF A FUND'S BOND MATURITY STRUCTURE?

     Sure. Bond funds are comprised of a bunch of individual securities with different scheduled maturities. Collectively, those maturities determine a fund's bond maturity structure.

     There are several basic structures that can be used. The one that we favored during the period is called a barbell. A barbell structure heavily concentrates a fund in short- and long-term bonds, while underweighting intermediate-term ones.

[right margin]

"THE FUND'S ONE-, THREE-, AND FIVE-YEAR TOTAL RETURNS WERE THE HIGHEST AMONG ITS LIPPER PEERS."

YIELDS AS OF NOVEMBER 30, 2000
30-DAY SEC YIELD                  4.45%
30-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET              6.18%
   31.0% TAX BRACKET              6.45%
   36.0% TAX BRACKET              6.95%
   39.6% TAX BRACKET              7.37%

PORTFOLIO AT A GLANCE
                          11/30/00      5/31/00
NUMBER OF SECURITIES         61           58
WEIGHTED AVERAGE
   MATURITY                9.2 YRS      9.3 YRS
AVERAGE DURATION           5.4 YRS      5.4 YRS
EXPENSE RATIO               0.51%*       0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 16-17.


                                                  www.americancentury.com      5


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     During the six months, we added to our short- and long-term positions, while reducing our holdings of bonds with intermediate maturities. By the end of November, the portfolio was heavily concentrated in bonds maturing inside of five years, and ones maturing in 15 to 25 years.

WHAT MADE THAT STRATEGY SEEM THE  BEST CHOICE?

     Long-term securities looked more attractively priced than short- and intermediate-term ones, so we bulked up on them. But we needed to balance those longer-term holdings in order to keep duration in check. That's where the portfolio's short-term bonds came in.

     Unfortunately, the market remained focused on short- and intermediate-term municipal bonds. The greater demand for those securities caused their prices to rise and yields to fall more than longer-maturity bonds. But the portfolio's barbell position meant an underweight in intermediate bonds, limiting performance.

WHAT OTHER FACTORS ENHANCED RETURNS?

     Low expenses also contributed. Other factors being equal, low expenses generally translate into higher returns. As of November 30, 2000, fund expenses were only 0.51%, compared with the 0.95% average expenses charged by the fund's Lipper peers.

SHIFTING GEARS, WHAT'S YOUR NEAR-TERM READ ON THE MUNICIPAL MARKET?

     We think that the outlook for municipal bonds continues to brighten. Inflation appears largely contained, which gives the Federal Reserve some maneuvering room on interest rates. Rising energy costs drove inflation higher this year. But crude oil prices slipped back below $30 dollars a barrel in early December, after reaching roughly $37 a barrel in September. So energy costs should be less of a concern going forward; meanwhile, the U.S. economy continues to cool.

     Given those developments, the Fed may lower short-term rates in 2001 to keep the U.S. from slipping into recession. (The Fed adopted a "rate-easing bias" at its December 19 meeting, meaning that it is leaning toward lower rates.) Any rate cuts should spell good news for the municipal market; a drop in short-term rates would send existing bond prices higher.

GIVEN THAT PERSPECTIVE, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Steady at the helm for now. We'll make strategic adjustments to duration as opportunities arise, but maintain a conservative position, overall. We will probably maintain our barbell for now, too. Demand for longer-term municipals has risen recently. As intermediate-term municipal bond prices have increased, their yields have fallen. Investors searching for higher yields have started looking to longer maturities, instead. So our longer-term municipal bonds are beginning to pay off.

     In addition, we plan to continue emphasizing higher credit-quality municipal bonds. Those should generally perform better than lower-quality bonds if growth unexpectedly stalls and credit concerns arise. Even if economic growth only moderates, we think higher-quality municipal bonds will perform reasonably well.

[left margin]

TOP FIVE SECTORS (AS OF 11/30/00)
                          % OF FUND INVESTMENTS
WATER AND SEWER REVENUE             20%
SPECIAL TAX REVENUE                 19%
TRANSPORTATION REVENUE              16%
HOSPITAL REVENUE                    10%
HOUSING REVENUE                     10%

TOP FIVE SECTORS (AS OF 5/31/00)
                          % OF FUND INVESTMENTS
SPECIAL TAX REVENUE                 22%
TRANSPORTATION REVENUE              13%
HOUSING REVENUE                     11%
GO                                   9%
HOSPITAL REVENUE                     9%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                    % OF FUND INVESTMENTS
                      AS OF        AS OF
                    11/30/00      5/31/00
AAA                   80%           79%
AA                     7%            5%
A                      4%            5%
BBB                    9%           11%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 15 for more information.


6      1-800-345-2021


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 95.7%
FLORIDA -- 88.9%
               $1,150,000  Cape Coral Water & Sewer Rev.,
                              4.50%, 10/1/03 (FSA)                   $ 1,153,128
                1,000,000  Cocoa Water and Sewer Rev.,
                              4.50%, 10/1/26 (FGIC)                      850,050
                  915,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.15%,
                              5/1/03 (MBIA)                              930,088
                  960,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.20%,
                              5/1/04 (MBIA)                              982,234
                  715,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.25%,
                              5/1/05 (MBIA)                              735,814
                  250,000  Dade County Aviation Rev.,
                              Series 1995 E, 5.50%,
                              10/1/10 (AMBAC)                            260,745
                1,000,000  Dade County Aviation Rev.,
                              Series 1997 A, (Miami
                              International Airport), 5.50%,
                              10/1/02 (FSA)                            1,016,220
                1,150,000  Duval County School Board
                              Certificates of Participation,
                              5.75%, 7/1/16 (FSA)                      1,196,932
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                      523,045
                  500,000  East County Water Control
                              District Rev., (Asset Guaranty),
                              5.375%, 11/1/01                            503,675
                  215,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., 6.00%, 4/1/02
                              (GNMA/FNMA)                                218,395
                  205,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.80%,
                              4/1/06 (GNMA/FNMA)                         204,492
                  320,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              4/1/07 (GNMA/FNMA)                         319,046
                1,050,000  Florida Board of Education Capital
                              Outlay GO, Series 1995 C,
                              5.50%, 6/1/12 (MBIA)                     1,079,810
                1,000,000  Florida Board of Education Capital
                              Outlay GO, Series 1999 B,
                              4.50%, 6/1/24 (MBIA)                       855,930
                  500,000  Florida Housing Finance Agency
                              Rev., (Windwood), 5.65%,
                              12/1/07 (AXA Insurance)                    510,020

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $   450,000  Florida Housing Finance Agency,
                              Series 1995 E, (Williamsburg
                              Village Apartments), 5.60%,
                              12/1/07 (AMBAC)                        $   464,499
                2,295,000  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage), 4.60%,
                              12/3/03 (FSA)                            2,248,342
                1,360,000  Florida State, (Department of
                              Transportation), 5.375%, 7/1/26          1,343,163
                1,000,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%,
                              7/1/16 (FGIC)                              994,070
                  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                    377,220
                1,260,000  Hillsborough County Industrial
                              Development Auth. Rev., Series
                              1999 A, (University Community
                              Hospital), 4.90%, 8/15/07                1,179,373
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                      423,072
                  400,000  Indian Trace Community
                              Development District Water
                              Special Benefit Assessment,
                              Series 1995 A, 5.25%, 5/1/03
                              (MBIA)                                     407,660
                  500,000  Jacksonville Electric Auth. Rev.,
                              Series 1995 6-C, (St. John's
                              River Power), 6.50%, 10/1/01               508,315
                1,250,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.20%,
                              10/1/04 (FGIC)                           1,267,475
                1,500,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.40%,
                              10/1/06 (FGIC)                           1,522,275
                1,550,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.50%,
                              10/1/07 (FGIC)                           1,573,762
                1,055,000  Lake City Utilities Rev., 5.00%,
                              7/1/17 (AMBAC)                           1,016,820
                  550,000  Lee County Industrial
                              Development Health Care
                              Facilities Auth. Rev., Series
                              1999 A, (Shell Point Village),
                              5.50%, 11/15/09                            515,559
                1,000,000  Miami Beach Stormwater Rev.,
                              5.75%, 9/1/17 (FGIC)                     1,043,520
                1,000,000  Miami Beach Stormwater Rev.,
                              5.25%, 9/1/20 (FGIC)                       983,620
                1,910,000  Miami Beach Water & Sewer Rev.,
                              5.625%, 9/1/16 (AMBAC)                   1,983,095
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                      661,713
                  160,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                      167,640
                  390,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)(1)                   411,427


See Notes to Financial Statements                www.americancentury.com      7


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $   450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                          $   513,896
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., Linked
                              Inverse Floater, 5.10%, 7/1/04
                              (FGIC)                                   1,014,240
                  500,000  Orlando Utilities Commission
                              Water & Electric Rev., 5.70%,
                              10/1/04                                    521,945
                2,500,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1993 B, 5.25%, 10/1/23
                              (MBIA)                                   2,439,724
                1,000,000  Orlando Utilities Commission,
                              Series 1991 A, 6.50%,
                              10/1/01, Prerefunded at
                              102% of Par(1)                           1,037,150
                2,000,000  Pasco County Solid Waste Disposal
                              & Resource Recovery System
                              Rev., 6.00%, 4/1/10 (AMBAC)              2,157,659
                  700,000  Pembroke Pines Capital
                              Improvement Rev., 4.625%,
                              12/1/13 (AMBAC)                            662,620
                  500,000  Pensacola Airport Rev., Series
                              1997 B, 5.40%, 10/1/07
                              (MBIA)                                     517,715
                  300,000  Pensacola Airport Rev., Series
                              1998 A, 6.00%, 10/1/01
                              (MBIA)                                     303,543
                  360,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.45%, 10/1/01                358,013
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of Florida
                              Inc.), 4.45%, 12/1/04                      284,763
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.55%, 12/1/05              281,895
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.70%, 12/1/07              276,753
                1,195,000  Polk County Transit Improvement
                              Rev., 5.625%, 12/01/17                   1,231,591
                1,000,000  Polk County Finance Auth.
                              Multifamily Housing Rev., Series
                              1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)(2)                                1,006,200
                  300,000  Reedy Creek Improvement District
                              Utility Rev., Series 1991-1,
                              6.25%, 10/1/01, Prerefunded
                              at 101% of Par (MBIA)(1)                   307,641
                  400,000  St. Cloud Utility Rev., 6.40%,
                              8/1/06 (MBIA)                              412,800
                  400,000  Tampa Guaranteed Entitlement
                              Rev., 6.00%, 10/1/18
                              (AMBAC)(3)                                 422,500
                  500,000  Volusia County School District GO,
                              6.20%, 8/1/03 (FGIC)                       515,345

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  500,000  West Orange Healthcare District
                              Rev., Series 1999 A, 4.60%,
                              2/1/01                                 $   499,590
                  500,000  West Orange Healthcare District
                              Rev., Series 1999 A, 5.25%,
                              2/1/02                                     500,455
                                                                     -----------
                                                                      45,698,282
                                                                     -----------
PUERTO RICO -- 1.9%
                1,000,000  Puerto Rico Public Finance
                              Corporation, Series 1998 A,
                              (Commonwealth Appropriations),
                              5.125%, 6/1/24 (AMBAC)                     987,890
                                                                     -----------
VIRGIN ISLANDS U.S. -- 4.9%
                1,500,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/03                           1,505,595
                1,000,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1998 C,
                              (Senior Lien), 5.00%, 10/1/02            1,000,190
                                                                     -----------
                                                                       2,505,785
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            49,191,957
                                                                     -----------
   (Cost $48,706,249)

SHORT-TERM MUNICIPAL SECURITIES -- 4.3%
FLORIDA
                2,200,000  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 4.20%,
                              12/1/00                                  2,199,999
                                                                     -----------
   (Cost $2,200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $51,391,956
                                                                     ===========
   (Cost $50,906,249)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

AXA = AXA Insurance

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3)  When-issued security.


8      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $50,906,249) (Note 3) ...........................        $ 51,391,956
Cash ......................................................             101,648
Receivable for capital shares sold ........................               7,740
Interest receivable .......................................             613,310
                                                                   ------------
                                                                     52,114,654
                                                                   ------------

LIABILITIES
Payable for investments purchased .........................           1,389,729
Accrued management fees (Note 2) ..........................              21,045
Payable for trustees' fees and expenses ...................                 175
                                                                   ------------
                                                                      1,410,949
                                                                   ------------
Net Assets ................................................        $ 50,703,705
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................           4,864,613
                                                                   ============

Net Asset Value Per Share .................................        $      10.42
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ...........................................        $ 50,471,177
Accumulated net realized loss
  on investment transactions ..............................            (253,179)
Net unrealized appreciation
  on investments (Note 3) .................................             485,707
                                                                   ------------
                                                                   $ 50,703,705
                                                                   ============


See Notes to Financial Stateme                  www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ..................................................           $1,250,815
                                                                      ----------

Expenses (Note 2):
Management fees ...........................................              123,502
Trustees' fees and expenses ...............................                1,193
                                                                      ----------
                                                                         124,695
                                                                      ----------

Net investment income .....................................            1,126,120
                                                                      ----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................              231,754
Change in net unrealized
  appreciation on investments .............................            1,346,588
                                                                      ----------

Net realized and unrealized
  gain on investments .....................................            1,578,342
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ...............................           $2,704,462
                                                                      ==========


10      1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MAY 31, 2000

Increase in Net Assets                          NOV. 30, 2000      MAY 31, 2000

OPERATIONS
Net investment income ......................     $  1,126,120      $  2,152,189
Net realized gain (loss)
  on investments ...........................          231,754          (484,743)
Change in net unrealized
  appreciation (depreciation)
  on investments ...........................        1,346,588        (1,368,165)
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        2,704,462           299,281
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,126,120)       (2,152,189)
In excess of net realized gains
  on investment transactions ...............             --             (42,748)
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (1,126,120)       (2,194,937)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................        5,483,336        35,464,099
Proceeds from reinvestment
  of distributions .........................          697,261         1,302,513
Payments for shares redeemed ...............       (3,132,186)      (33,172,596)
                                                 ------------      ------------
Net increase in net assets from
  capital share transactions ...............        3,048,411         3,594,016
                                                 ------------      ------------

Net increase in net assets .................        4,626,753         1,698,360

NET ASSETS
Beginning of period ........................       46,076,952        44,378,592
                                                 ------------      ------------
End of period ..............................     $ 50,703,705      $ 46,076,952
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................          533,090         3,487,214
Issued in reinvestment
  of distributions .........................           67,304           127,967
Redeemed ...................................         (306,745)       (3,269,438)
                                                 ------------      ------------
Net increase ...............................          293,649           345,743
                                                 ============      ============


See Notes to Financial Statements              www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Intermediate-Term Municipal Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Florida municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $367,647 (expiring in 2008) which may be used to offset future taxable gains.

    For the seven-month period ended May 31, 2000, the fund incurred net capital losses of $117,286. The fund has elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30, 2000, the effective annual management fee was 0.51%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2000 were $24,498,809 and $20,729,985, respectively.

    On November 30, 2000, accumulated net unrealized appreciation was $485,707, which consisted of unrealized appreciation of $785,832 and unrealized depreciation of $300,125. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. Effective December 19, 2000, the line of credit was decreased to $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended November 30, 2000.


                                                www.americancentury.com      13


Florida Intermediate-Term Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                      2000(1)       2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.08       $10.50     $10.56      $10.34     $10.18     $10.30
                                     ----------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income .............  0.24         0.45       0.44        0.45       0.46       0.52
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.34        (0.41)      0.05        0.38       0.20      (0.08)
                                     ----------   --------   ---------   --------   --------   ---------
  Total From Investment Operations ..  0.58         0.04       0.49        0.83       0.66       0.44
                                     ----------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income ........ (0.24)       (0.45)     (0.44)      (0.45)     (0.46)     (0.52)
  From Net Realized Gains on
  Investment Transactions ...........   --           --       (0.11)      (0.16)     (0.04)     (0.04)
  In Excess of Net Realized Gains ...   --         (0.01)       --          --         --         --
                                     ----------   --------   ---------   --------   --------   ---------
  Total Distributions ............... (0.24)       (0.46)     (0.55)      (0.61)     (0.50)     (0.56)
                                     ----------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ...... $10.42       $10.08     $10.50      $10.56     $10.34     $10.18
                                     ==========   ========   =========   ========   ========   =========
  Total Return(2) ...................  5.79%        0.49%      4.71%       8.20%      6.63%      4.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............0.51%(3)       0.51%      0.51%       0.54%      0.65%      0.13%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ...........0.51%(3)       0.51%      0.51%       0.58%      0.86%      0.88%
Ratio of Net Investment Income
  to Average Net Assets .............4.62%(3)       4.49%      4.13%       4.28%      4.42%      5.05%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ...........4.62%(3)       4.49%      4.13%       4.24%      4.21%      4.30%
Portfolio Turnover Rate .............   44%         155%       154%        154%        82%        66%
Net Assets, End of Period
  (in thousands) ....................$50,704       $46,077    $44,379     $29,605    $16,513    $10,319

(1)  Six months ended November 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


14      1-800-345-2021                       See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA INTERMEDIATE-TERM MUNICIPAL invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       KEN SALINGER
       DAVE MACEWEN
  Municipal Credit Research Director
       STEVEN PERMUT

MUNICIPAL CREDIT
RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


                                                www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than- market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      17


Notes
--------------------------------------------------------------------------------


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                 American Century Investment Services, Inc.
SH-SAN-23813                      (c)2000 American Century Services Corporation

[front cover]


November 30, 2000

AMERICAN CENTURY
Semiannual Report

Tax-Free Money Market


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TAX-FREE MONEY MARKET
(BNTXX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended November 30, 2000, was one of the most volatile periods for financial markets in many years. While growth stocks plummeted from their highs and many mutual funds generated unusually high tax liabilities, Tax-Free Money Market provided investors shelter from the storm.

     The Tax-Free Money Market fund also ranked in the top 10% of its peer group (according to Lipper Inc., an independent mutual fund ranking service--see page
3). Fund manager Bryan Karcher reviews fund performance on page 4.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise will be called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Frequently Asked
   Questions ..............................................................    2
TAX-FREE MONEY MARKET
   Performance Information ................................................    3
   Portfolio at a Glance ..................................................    3
   Yields .................................................................    3
   Management Q&A .........................................................    4
   Portfolio Composition
      by Credit Rating ....................................................    4
   Types of Investments
      in the Portfolio ....................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    8
   Statement of Operations ................................................    9
   Statement of Changes
      in Net Assets .......................................................   10
   Notes to Financial
      Statements ..........................................................   11
   Financial Highlights ...................................................   12
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   13
      Lipper Rankings .....................................................   13
      Credit Rating
         Guidelines .......................................................   13
      Investment and Credit
         Research Teams ...................................................   13
   Glossary ...............................................................   14


                                                www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     As of November 2000, dividends will be paid on the last business day of the month, rather than the last Friday of the month. We hope this change will make your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 7-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time
     Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


2      1-800-345-2021


Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           TAX-FREE          TAX-EXEMPT MONEY MARKET FUNDS(2)
                         MONEY MARKET       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)                 1.98%               1.82%        11 OUT OF 134
1 YEAR                      3.78%               3.48%        11 OUT OF 133
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)                  3.42%               3.04%        6 OUT OF 121
5 YEARS(3)                  3.32%               3.05%        9 OUT OF 114
10 YEARS(3)                 3.11%               2.98%        11 OUT OF 72

The fund's inception date was 7/31/84.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until the annual expense cap was reached.

See pages 13-14 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                               AS OF 11/30/00
NET ASSETS                     $235.1 MILLION

                          11/30/00       5/31/00
NUMBER OF SECURITIES         46           54
WEIGHTED AVERAGE
   MATURITY                38 DAYS      58 DAYS
EXPENSE RATIO              0.49%*        0.50%

* Annualized.

YIELDS AS OF NOVEMBER 30, 2000
7-DAY CURRENT YIELD                3.86%
7-DAY EFFECTIVE YIELD              3.93%


7-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET               5.36%
   31.0% TAX BRACKET               5.59%
   36.0% TAX BRACKET               6.03%
   39.6% TAX BRACKET               6.39%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                  www.americancentury.com      3


Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market fund investment team.

HOW DID TAX-FREE MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     The fund returned 1.98% for the period, ranking in the top 10% of the 134 "Tax-Exempt Money Market Funds" tracked by Lipper Inc. In addition, Tax-Free Money Market's 7-day effective yield of 3.93% was higher than the 3.71% average yield of the Lipper group. (See the previous page for additional performance information.)

WHAT'S YOUR PROCESS FOR MANAGING  THE FUND?

     Our quantitative model tracks one-year municipal note yields as a percentage of Treasury yields. When that percentage rises above the historical average, we consider municipal notes a good buy. We also compare note yields against variable-rate demand notes, or "floaters," and our estimation of the Federal Reserve's (the Fed's) future interest rate policy. We think this helps us find the most attractive securities relative to current market conditions and the outlook for rates.

     In addition, we plan ahead for seasonal supply and demand trends, so we can invest when demand is low and yields are relatively high. Finally, our strong working relationship with securities dealers helps us pursue the most attractive rates on floaters.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

     We added some one-year notes in May and June, locking in higher yields at a time when the market was expecting the Fed to raise interest rates. That was a timely decision because the Fed did not raise rates and yields in our market were at their peak.

     Later in the period, we invested cash from maturing one-year bonds in weekly floaters because they seemed to be a better value relative to one-year notes. That shortened our weighted average maturity from 58 days on May 31 to 38 days on November 30.

DID ANYTHING ELSE HELP RETURNS?

     Yes. The fund's expense ratio was 0.49% while the Lipper group average was 0.70%. All else being equal, a fund with lower expenses produces more income for its shareholders.

WHAT ABOUT CREDIT QUALITY?

     Credit quality in the marketplace is declining because economic growth is slowing. We work hard with our research team to manage the fund's credit quality, which can pay off at times like these. We are focusing on buying high-quality, liquid securities while continuously monitoring the credit-worthiness of issuers.

WHAT'S YOUR OUTLOOK?

     We think the Fed will lower interest rates in early 2001, so we will try to lock in current yields with one-year notes. In addition, supply and demand trends often cause yields to fall in January and rise in April as money flows in and out of the market. We will try to find the points where supply, demand, and Fed policy create the most attractive opportunities to lock in higher yields.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                   AS OF         AS OF
                  11/30/00      5/31/00
A1+                 75%           85%
A1                  20%            7%
A2                   5%            8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 13 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                  AS OF NOVEMBER 30, 2000
VRDNS                       73%
BONDS <1 YEAR               22%
PUT BONDS                    5%
                    AS OF MAY 31, 2000
VRDNS                       65%
BONDS <1 YEAR               30%
PUT BONDS                    5%

Investment terms are defined in the Glossary on pages 14-15.


4      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
ARIZONA -- 2.9%
             $  6,400,000  Arizona State Transportation
                              Board Highway Rev.,
                              Series 1991 A, 6.35%, 7/1/01,
                              Prerefunded at 101.5% of Par(1)       $  6,568,938
                                                                    ------------
COLORADO -- 1.1%
                2,500,000  Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 4.50%,
                              12/1/00 (LOC: U.S. Bank,
                              N.A.)                                    2,500,000
                                                                    ------------
DELAWARE -- 2.2%
                5,000,000  Delaware Economic Development
                              Auth. Industrial Rev., Series
                              1997 C, (Delaware Clean
                              Power), VRDN, 4.33%,
                              12/6/00                                  5,000,000
                                                                    ------------
DISTRICT OF COLUMBIA -- 1.8%
                4,000,000  District Of Columbia Rev.,
                              (Various Institutional
                              International Economics),
                              VRDN, 4.20%, 12/6/00
                              (LOC: Suntrust Bank N.A.)                4,000,000
                                                                    ------------
FLORIDA -- 21.7%
                4,500,000  Broward County FL Airport
                              Exempt Facility Rev., (Various
                              LearJet Inc. Projects), VRDN,
                              4.40%, 12/7/00 (LOC: Bank
                              of America)                              4,500,000
                1,600,000  Broward County Housing Finance
                              Auth. Multifamily Rev.,
                              (Fishermens Landing), VRDN,
                              4.15%, 12/6/00 (LOC: Bank
                              One, Michigan)                           1,600,000
                6,000,000  Dade County Water & Sewer
                              System Rev. Cl A, VRDN,
                              4.00%, 12/6/00 (FGIC)                    6,000,000
               10,305,000  Florida Finance Agency
                              Multifamily Housing Rev.,
                              (Country Club), VRDN, 4.40%,
                              12/1/00 (LOC: Bank of New
                              York)                                   10,305,001
                2,000,000  Florida Finance Agency
                              Multifamily Housing Rev.,
                              (Woodlands), VRDN, 4.40%,
                              12/6/00 (LOC: Northern Trust
                              Company)                                 2,000,000
                4,000,000  Hillsborough County Industrial
                              Development Auth., (Various
                              Tampa Metro Area YMCA
                              Projects), VRDN, 4.25%,
                              12/7/00 (LOC: Bank of
                              America N.A.)                            4,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  4,500,000  Jacksonville Electric Auth. Rev.,
                              VRDN (SBBPA: Societe
                              Generale), 4.22%, 12/6/00
                              (Acquired 1/31/00-10/5/00,
                              Cost $4,500,000)(2)                   $  4,500,000
                8,850,000  Miami-Dade County Industrial
                              Development Auth., (Various
                              Gulliver Schools Projects),
                              VRDN, 4.25%, 12/7/00 (LOC:
                              Bank of America N.A.)                    8,850,000
                3,000,000  Orange County Health Facilities
                              Auth., Series 2000 A, (Various
                              Florida Hospital Association
                              Projects), VRDN, 4.20%,
                              12/6/00                                  3,000,000
                5,000,000  Orange County Housing Finance
                              Auth., Series 2000 B-2, 4.65%,
                              6/29/01 (GNMA/FNMA)                      5,000,000
                                                                    ------------
                                                                      49,755,001
                                                                    ------------
GEORGIA -- 5.0%
                6,500,000  Fulton County Development Auth.,
                              (Various Trinity Schools Inc.
                              Projects), VRDN, 4.20%,
                              12/6/00 (LOC: Suntrust Bank,
                              Atlanta)                                 6,500,000
                4,900,000  Richmond County Hospital Auth.
                              Rev. Anticipation Certificates,
                              (University Health Services Inc.),
                              VRDN, 4.20%, 12/6/00 (LOC:
                              Suntrust Bank, Atlanta)                  4,900,000
                                                                    ------------
                                                                      11,400,000
                                                                    ------------
ILLINOIS -- 2.0%
                1,410,000  Chicago Wastewater Transmission
                              Rev., Series 1521, 5.00%,
                              1/1/01 (MBIA)                            1,410,863
                3,040,000  Illinois Sales Tax Rev., Series
                              1991 N, 6.90%, 6/15/01,
                              Prerefunded at 102% of Par(1)            3,133,692
                                                                    ------------
                                                                       4,544,555
                                                                    ------------
KENTUCKY -- 6.9%
               10,000,000  Kentucky Economic Development
                              Finance Auth. Rev., (Pooled
                              Hospital Loan Program), VRDN,
                              4.30%, 12/6/00 (Capital
                              Reinsurance Company)
                              (SBBPA: Chase Manhattan
                              Bank)                                   10,000,000
                5,105,000  Kentucky Turnpike Auth. Rev.,
                              Series 1997-17, VRDN, 4.30%,
                              12/6/00 (FSA) (Acquired
                              10/8/97-8/29/00, Cost
                              $5,105,000)(2)                           5,105,000
                  705,000  Mayfield Multi-City Lease Rev.,
                              VRDN, 4.30%, 12/6/00 (LOC:
                              PNC Bank NA)                               705,000
                                                                    ------------
                                                                      15,810,000
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      5


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MARYLAND -- 1.9%
             $  4,320,000  Anne Arundel County MD,
                              4.625%, 5/15/01                       $  4,326,315
                                                                    ------------
MASSACHUSETTS -- 1.3%
                3,000,000  Massachusetts GO, Series
                              1998 B, (Consolidated Loan),
                              4.50%, 4/1/01                            3,002,415
                                                                    ------------
MICHIGAN -- 3.0%
                6,750,000  Royal Oak Hospital Finance Auth.
                              Rev., Series 1991 D, (William
                              Beaumont Hospital), 6.75%,
                              1/1/01, Prerefunded at 102%
                              of Par(1)                                6,902,469
                                                                    ------------
MISSOURI -- 4.2%
                3,800,000  Lebanon Industrial Development
                              Auth., (Various Durham County
                              Projects), VRDN, 4.35%,
                              12/6/00 (LOC: Commerce
                              Bank, N.A.)                              3,800,000
                5,800,000  Missouri Health and Educational
                              Facilities Auth. Rev., (Pembroke
                              Hill School), VRDN, 4.20%,
                              12/7/00, (LOC: Commerce
                              Bank, N.A.)                              5,800,000
                                                                    ------------
                                                                       9,600,000
                                                                    ------------
MULTI-STATE -- 10.0%
               22,882,000  Koch Floating Rate Trust Rev.,
                              Series 2000-1, VRDN, 4.47%,
                              12/7/00 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 5/2/00-11/30/00,
                              Cost $22,882,000)(2)                    22,882,000
                                                                    ------------
NEBRASKA -- 1.5%
                3,370,000  Nebraska Public Power District,
                              (Nuclear Facility), 5.40%,
                              7/1/01 (MBIA-IBC)                        3,390,940
                                                                    ------------
NEVADA -- 5.5%
                6,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-1,
                              VRDN, 4.23%, 12/6/00
                              (MBIA) (SBBPA: ABN Amro
                              Bank N.V.) (Acquired 6/3/98,
                              Cost $6,000,000)(2)                      6,000,000
                4,000,000  Clark County Economic
                              Development Rev., (Lutheran
                              Secondary School Association),
                              VRDN, 4.35%, 12/7/00 (LOC:
                              Allied Irish Banks PLC)                  4,000,000
                2,500,000  Clark County School District,
                              Series 1995 A, 5.75%,
                              6/15/01 (MBIA)                           2,513,463
                                                                    ------------
                                                                      12,513,463
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
NEW YORK -- 1.4%
             $  3,000,000  New York State Local Assistance
                              Corp. Rev., Series 1991 B,
                              7.50%, 4/1/01, Prerefunded at
                              102% of Par(1)                        $  3,087,829
                                                                    ------------
OHIO -- 1.7%
                3,950,000  Clinton County Hospital Rev.,
                              (Ohio Hospital Capital Inc.),
                              VRDN, 4.20%, 12/6/00 (LOC:
                              Fifth Third Bank)                        3,950,000
                                                                    ------------
OREGON -- 1.8%
                4,000,000  Gilliam County Solid Waste
                              Disposal Rev., Series 2000 A,
                              (Various Waste Management
                              Projects), VRDN, 4.35%,
                              12/6/00 (LOC: Fleet National
                              Bank)                                    4,000,000
                                                                    ------------
PENNSYLVANIA -- 0.4%
                  930,000  Allegheny County Airport Auth.
                              Rev., (Pittsburgh International
                              Airport), 4.75%, 1/1/01 (FGIC)             930,245
                                                                    ------------
SOUTH DAKOTA -- 2.3%
                5,180,000  South Dakota Housing
                              Development Auth. Rev., Series
                              2000 C, (Homeownership
                              Mortgage), 4.10%, 2/1/01                 5,180,000
                                                                    ------------
TEXAS -- 7.8%
                5,500,000  Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 4.30%, 12/7/00
                              (LOC: Bank One Texas N.A.)               5,500,000
                7,150,000  Tarrant County Water Control &
                              Improvement District No. 1 Rev.,
                              6.00%, 3/1/01, Prerefunded at
                              100% of Par(1)                           7,181,278
                5,000,000  Texas Rev., Series 2000 N-19,
                              VRDN, 4.30%, 12/6/00
                              (Acquired 8/31/00, Cost
                              $5,000,000)(2)                           5,000,000
                                                                    ------------
                                                                      17,681,278
                                                                    ------------
VIRGINIA -- 2.9%
                6,500,000  Halifax County Industrial
                              Development Auth. Rev.,
                              (O'Sullivan Industries), VRDN,
                              4.60%, 12/7/00 (LOC: Bank
                              of America N.A.) (Acquired
                              2/1/99, Cost $6,500,000)(2)              6,500,000
                                                                    ------------
WASHINGTON -- 5.2%
                1,405,000  Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              4.35%, 12/6/00 (LOC:
                              Wells Fargo Bank, N.A.)
                              (Acquired 11/17/97, Cost
                              $1,405,000)(2)                           1,405,000


6      1-800-345-2021                         See Notes to Financial Statements


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,850,000  Washington GO, Series 1999 B,
                              4.25%, 1/1/01                         $  1,850,150
                2,600,000  Washington Housing Finance
                              Commission Nonprofit Rev.,
                              (YMCA Columbia/Willamette),
                              VRDN, 4.25%, 12/7/00 (LOC:
                              Wells Fargo Bank, N.A.)                  2,600,000
                4,960,000  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              7.375%, 1/1/01, Prerefunded
                              at 102% of Par (FGIC)(1)                 5,070,556
                1,000,000  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                            1,013,933
                                                                    ------------
                                                                      11,939,639
                                                                    ------------
WISCONSIN -- 5.5%
               12,525,000  Ladysmith Solid Waste Disposal
                              Facility Rev., (City Forest Corp.),
                              VRDN, 5.10%, 12/6/00 (LOC:
                              Union Bank of California N.A.)          12,525,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $227,990,087
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $51,392,000 which represented 21.9% of net assets. None of these securities are considered to be illiquid.


See Notes to Financial Statements               www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ..........................         $ 227,990,087
Cash ....................................................             5,302,702
Interest receivable .....................................             1,917,277
                                                                  -------------
                                                                    235,210,066
                                                                  -------------

LIABILITIES
Accrued management fees (Note 2) ........................                95,636
Dividends payable .......................................                 2,417
Payable for trustees' fees and expenses .................                   823
Accrued expenses and other liabilities ..................                    50
                                                                  -------------
                                                                         98,926
                                                                  -------------


Net Assets ..............................................         $ 235,111,140
                                                                  =============
CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .................................           235,162,642
                                                                  =============

Net Asset Value Per Share ...............................         $        1.00
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $ 235,162,642
Accumulated net realized loss
  on investment transactions ............................               (51,502)
                                                                  -------------
                                                                  $ 235,111,140
                                                                  =============


8      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................           $ 5,189,925
                                                                    -----------

Expenses (Note 2):
Management fees .........................................               578,962
Trustees' fees and expenses .............................                 5,808
                                                                    -----------
                                                                        584,770
                                                                    -----------

Net investment income ...................................             4,605,155
                                                                    -----------

REALIZED LOSS ON INVESTMENTS
Net realized loss on investments ........................                (3,594)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 4,601,561
                                                                    ===========


See Notes to Financial Statements               www.americancentury.com      9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MAY 31, 2000

Increase (Decrease) in Net Assets               NOV. 30, 2000      MAY 31, 2000

OPERATIONS
Net investment income ......................    $   4,605,155     $   8,116,293
Net realized loss on investments ...........           (3,594)          (47,908)
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................        4,601,561         8,068,385
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (4,628,130)       (8,135,943)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       93,960,277       250,007,281
Proceeds from reinvestment
  of distributions .........................        4,386,354         7,790,118
Payments for shares redeemed ...............      (97,061,116)     (306,923,492)
                                                -------------     -------------
Net increase (decrease) in net assets
  from capital share transactions ..........        1,285,515       (49,126,093)
                                                -------------     -------------

Net increase (decrease) in net assets ......        1,258,946       (49,193,651)

NET ASSETS
Beginning of period ........................      233,852,194       283,045,845
                                                -------------     -------------
End of period ..............................    $ 235,111,140     $ 233,852,194
                                                =============     =============

Undistributed net investment income ........             --       $      22,975
                                                =============     =============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .......................................       93,960,277       250,007,281
Issued in reinvestment of distributions ....        4,386,354         7,790,118
Redeemed ...................................      (97,061,116)     (306,923,492)
                                                -------------     -------------
Net increase (decrease) ....................        1,285,515       (49,126,093)
                                                =============     =============


10      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains and accordingly, does not expect to pay any capital gain distributions.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $12,653 (expiring in 2008) which may be used to offset future taxable gains.

    For the seven months ended May 31, 2000, the fund incurred net capital losses of $35,255. The fund has elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides the fund with investment advisory and management services in exchange for a single unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30, 2000, the effective annual management fee was 0.49%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  NEW ACCOUNTING PRINCIPLE

    A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the fund.


                                                www.americancentury.com      11


Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                        2000(1)     2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $1.00       $1.00      $1.00      $1.00      $1.00       $1.00
                                       --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income ...............  0.02       0.03       0.03        0.04       0.03       0.03
                                       --------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income .......... (0.02)     (0.03)     (0.03)      (0.04)     (0.03)     (0.03)
                                       --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ........ $1.00       $1.00      $1.00       $1.00      $1.00      $1.00
                                       ========   ========   =========   ========   ========   =========
  Total Return(2) .....................  1.98%      3.30%      3.10%       3.70%      2.98%      3.19%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............0.49%(3)     0.50%    0.31%(4)    0.04%(4)     0.67%      0.65%
Ratio of Net Investment Income
  to Average Net Assets ...............3.90%(3)     3.23%    3.10%(4)    3.68%(4)     2.93%      3.12%
Net Assets, End of Period
  (in thousands) ......................$235,111   $233,852   $283,046    $444,277    $85,730    $91,118

(1)  Six months ended November 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) ACIM voluntarily waived its management fee from August 1, 1997 through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of the fund's net assets on a monthly basis, until the waiver expired in December 1998. In absence of the waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.50% and 2.91% for 1999 and 0.52% and 3.10% for 1998, respectively.


12      1-800-345-2021                      See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     TAX-FREE MONEY MARKET seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     An investment in Tax-Free Money Market is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's TAX-EXEMPT MONEY MARKET FUNDS category intend to maintain a constant net asset value and invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       BRYAN KARCHER

MUNICIPAL CREDIT
RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


                                                www.americancentury.com      13


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 12.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


14      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      15


Notes
--------------------------------------------------------------------------------


16      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]
Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                 American Century Investment Services, Inc.
SH-SAN-23810                      (c)2000 American Century Services Corporation

[front cover]


November 30, 2000

AMERICAN CENTURY
Semiannual Report

Limited-Term Tax-Free
Intermediate-Term Tax-Free
Long-Term Tax-Free
High-Yield Municipal


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

LIMITED-TERM TAX-FREE
(TWTSX)
----------------------------

INTERMEDIATE-TERM TAX-FREE
(TWTIX)
----------------------------

LONG-TERM TAX-FREE
(TWTLX)
----------------------------

HIGH-YIELD MUNICIPAL
(ABHYX)
----------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We're pleased to report that American Century's Limited-, Intermediate-, and Long-Term Tax-Free funds and the High-Yield Municipal fund enjoyed a strong rebound and continued to outperform most of their peers during the six months ended November 30, 2000 (see pages 5, 10, 17, and 23).

     As economic conditions weakened and the stock market plunged, municipal bonds bounced back during the second half of 2000. Our investment professionals review fund performance and the period in more detail beginning on page 4.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise will be called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
LIMITED-TERM TAX-FREE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   13
LONG-TERM TAX-FREE
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   20
HIGH-YIELD MUNICIPAL
   Performance Information ................................................   23
   Management Q&A .........................................................   24
   Schedule of Investments ................................................   26
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   28
   Statement of Operations ................................................   29
   Statement of Changes
      in Net Assets .......................................................   30
   Notes to Financial
      Statements ..........................................................   32
   Financial Highlights ...................................................   34
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   38
      Credit Rating
         Guidelines .......................................................   38
      Investment and Credit
         Research Teams ...................................................   38
      Comparative Indices .................................................   39
      Lipper Rankings .....................................................   39
   Glossary ...............................................................   40


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds rebounded during the six months ended November 30, 2000, after posting single-digit and negative returns during the prior 12 months.

*   The longer a municipal bond's maturity, the better it performed.

* The municipal market rally was aided by favorable supply and demand conditions. On the supply side, strong economic conditions over the past several years bolstered the financial stability of many municipal issuers, reducing their borrowing needs.

* Demand, meanwhile, increased as investors sought haven from the wobbly stock market.

* Lower-rated (BB and below) and unrated bonds--the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher).

LIMITED-TERM TAX-FREE

* The fund performed well, outpacing its Lipper peer group average while providing an attractive return. (See page 5.)

* Limited-Term Tax-Free's one-year return ranked #2 among its Lipper peers, while its three- and five-year returns ranked #1.

* Our duration strategies boosted returns. Duration refers to a fund's sensitivity to interest rate changes.

* The changes we made to the portfolio's bond maturity structure also helped performance, as did low expenses compared with the Lipper group average.

* We focused on higher-credit-quality municipal bonds in recent months and expect to continue doing so in the coming months.

INTERMEDIATE-TERM TAX-FREE

* The fund performed very well, outpacing its Lipper peer group average for the six months while providing a very attractive return. (See page 10.)

* The fund's one- and three-year total returns as of November 30 ranked among the top 10% of the Lipper group.

* Duration management (managing the fund's sensitivity to interest rate changes), low expenses, strong credit research, and a very competitive yield were keys to Intermediate-Term Tax-Free's strong performance.

* Although the fund performed well, the portfolio's bond maturity structure--which emphasized short- and long-term bonds while underweighting intermediate-term securities--dampened returns somewhat.

* To guard against a possible change in credit conditions, we focused more on higher-credit-quality bonds and plan to continue emphasizing them going forward.

[left margin]

                LIMITED-TERM TAX-FREE
                       (TWTSX)
    TOTAL RETURNS:                AS OF 11/30/00
       6 Months                            4.55%*
       1 Year                              5.25%
    30-DAY SEC YIELD:                      4.30%
    INCEPTION DATE:                       3/1/93
    NET ASSETS:                    $32.9 million

              INTERMEDIATE-TERM TAX-FREE
                       (TWTIX)
    TOTAL RETURNS:                AS OF 11/30/00
       6 Months                            6.04%*
       1 Year                              7.29%
    30-DAY SEC YIELD:                      4.55%
    INCEPTION DATE:                       3/2/87
    NET ASSETS:                   $159.6 million

* Not annualized.

See Total Returns on pages 5 and 10.

Investment terms are defined in the Glossary on pages 40-41.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

LONG-TERM TAX-FREE

* The fund performed quite well, both absolutely and relative to its competitors. Long-Term Tax-Free produced more federal tax-free income than its peers. (See page 17.)

* The fund's performance received a significant boost from our "coupon barbell" strategy. On one end of the barbell, we owned premium bonds, which trade above their face value and carry above-market interest rates. On the other end, we heavily weighted discount bonds, which trade below their face value and carry interest rates below prevailing market rates.

* A corporate municipal bond in the fund depreciated in November when the issuing company experienced severe financial difficulties. Fortunately, the bonds didn't substantially hinder the fund's performance.

* We're reasonably bullish about bonds in 2001. Economic conditions are weakening and interest rates should decline.

* Given our view that the market may have overextended itself in anticipation of falling rates, we're reducing our deep discount holdings and, in the process, locking in some gains and reducing the fund's duration.

HIGH-YIELD MUNICIPAL

*   The fund continued to perform well and outpace its peers. (See page 23.)

* Credit spreads (the yield difference between high-yield muni bonds with more credit risk and lower-yielding investment-grade muni bonds with less credit risk) widened.

* However, some of that credit spread widening worked in our favor because spreads widened the most in sectors we either didn't own or had relatively little exposure to.

* We added more insured bonds to boost liquidity, protect against credit spread widening, and increase the portfolio's interest rate sensitivity.

* Despite the recent economic weakness, we remain confident that the underlying financial fundamentals of the bonds we hold remain strong. We think that trend will continue unless the economy slows dramatically.

[right margin]

                 LONG-TERM TAX-FREE
                       (TWTLX)
    TOTAL RETURNS:                 AS OF 11/30/00
       6 Months                             6.98%*
       1 Year                               8.38%
    30-DAY SEC YIELD:                       4.95%
    INCEPTION DATE:                        3/2/87
    NET ASSETS:                    $106.9 million

                HIGH-YIELD MUNICIPAL
                       (ABHYX)
    TOTAL RETURNS:                 AS OF 11/30/00
       6 Months                             4.60%*
       1 Year                                4.33%
    30-DAY SEC YIELD:                       5.80%
    INCEPTION DATE:                       3/31/98
    NET ASSETS:                     $28.4 million

* Not annualized.

See Total Returns on pages 17 and 23.

Investment terms are defined in the Glossary on pages 40-41.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS REBOUND

     After posting single-digit and negative returns during the prior 12 months, municipal bonds rebounded during the six months ended November 30, 2000. Mounting evidence of economic weakness, growing expectations of interest rate cuts, and dismal stock market performance provided the fuel for a municipal bond market rally (see the index returns in the table at left).

     Once again proving the old adage that what's good for bonds often spells trouble for the economy, muni bond prices climbed as investors' earlier worries about inflation gave way to concerns about an economic slowdown. Anticipation that the Federal Reserve might cut interest rates in early 2001 to stave off a recession was enough to send muni yields lower and prices higher.

     As the return table at left shows, the longer a municipal bond's maturity, the better it performed.

LESS SUPPLY, MORE DEMAND

     The municipal market rally was aided by favorable supply and demand conditions. On the supply side, strong economic conditions over the past several years bolstered the financial stability of many municipal issuers, reducing their borrowing needs. In addition, refinancing old muni debt, which can increase the supply of bonds (because the refinanced bonds remain outstanding), slowed as interest rates peaked at the beginning of the period. Even after rates began falling again, muni refinancing stayed relatively subdued because many issuers had already reached a legal limit on the number of times they could refinance.

     Demand, meanwhile, increased as investors sought haven from the wobbly stock market. Some of the highest tax-equivalent yields in years attracted investors in the top tax brackets.

HIGH-QUALITY TRUMPS HIGH-YIELD

     Lower-rated (BB and below) and unrated bonds--which make up the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher). One reason was that high-yield bonds aren't as interest rate sensitive as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. That's an advantage when rates are climbing (and prices are falling) but a disadvantage when rates are falling (and prices are climbing), like they were recently.

     Another source of high-yield sector underperformance relative to the investment-grade sector was the well-documented trouble experienced by two types of high-yield bond issuers. Municipal bonds issued by corporations performed poorly as corporate profitability weakened, and hospital bonds languished as financial problems related to reimbursements, cost-cutting, and competition lingered.

[left margin]

"THE LONGER A MUNICIPAL BOND'S MATURITY, THE BETTER IT PERFORMED."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000
MERRILL LYNCH 0- TO 3-YEAR
     MUNICIPAL INDEX              3.20%
LEHMAN BROTHERS 5-YEAR
     MUNICIPAL GO INDEX           5.01%
LEHMAN BROTHERS LONG-TERM
     MUNICIPAL BOND INDEX         9.69%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

FALLING MUNICIPAL YIELD CURVE
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000

YEARS TO MATURITY      5/31/00       11/30/00
1                       4.70%         4.24%
2                       4.89%         4.33%
3                       4.99%         4.38%
4                       5.06%         4.43%
5                       5.11%         4.46%
6                       5.15%         4.49%
7                       5.19%         4.53%
8                       5.23%         4.59%
9                       5.27%         4.65%
10                      5.31%         4.71%
11                      5.36%         4.79%
12                      5.42%         4.87%
13                      5.47%         4.95%
14                      5.53%         5.03%
15                      5.59%         5.11%
16                      5.64%         5.16%
17                      5.70%         5.21%
18                      5.75%         5.26%
19                      5.81%         5.30%
20                      5.87%         5.34%
21                      5.88%         5.35%
22                      5.89%         5.36%
23                      5.90%         5.37%
24                      5.91%         5.38%
25                      5.91%         5.39%
26                      5.92%         5.40%
27                      5.92%         5.41%
28                      5.93%         5.41%
29                      5.93%         5.42%
30                      5.94%         5.42%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                              MERRILL LYNCH         SHORT/INTERMEDIATE
              LIMITED-TERM    0- TO 3-YEAR         MUNICIPAL DEBT FUNDS(2)
                TAX-FREE     MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      4.55%           3.20%             3.93%             --
1 YEAR           5.25%           4.77%             4.33%         2 OUT OF 37
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          4.13%           4.26%             3.41%         1 OUT OF 35
5 YEARS**        4.28%           4.27%             3.76%         1 OUT OF 24
LIFE OF FUND**   4.32%           4.22%            4.22%(3)       5 OUT OF 14(3)

The fund's inception date was 3/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/93, the date nearest the fund's inception for which data are available.

See pages 39-40 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
Limited-Term Tax-Free**         $13,875
Merrill Lynch 0- to
  3-Year Municipal Index        $13,772

                  Limited-Term      Merrill Lynch 0- to
                    Tax-Free**     3-Year Municipal Index
DATE                 VALUE                 VALUE
3/1/1993            $10,000               $10,000
3/31/1993           $10,014                $9,991
6/30/1993           $10,132               $10,110
9/30/1993           $10,227               $10,149
12/31/1993          $10,337               $10,321
3/31/1994           $10,322               $10,318
6/30/1994           $10,426               $10,395
9/30/1994           $10,524               $10,498
12/31/1994          $10,591               $10,457
3/31/1995           $10,790               $10,693
6/30/1995           $10,964               $10,903
9/30/1995           $11,110               $11,063
12/31/1995          $11,305               $11,212
3/31/1996           $11,364               $11,324
6/30/1996           $11,434               $11,402
9/30/1996           $11,564               $11,534
12/31/1996          $11,721               $11,672
3/31/1997           $11,768               $11,728
6/30/1997           $12,007               $11,906
9/30/1997           $12,204               $12,072
12/31/1997          $12,378               $12,220
3/31/1998           $12,501               $12,355
6/30/1998           $12,627               $12,474
9/30/1998           $12,892               $12,678
12/31/1998          $13,012               $12,832
3/31/1999           $13,112               $12,950
6/30/1999           $13,006               $12,973
9/30/1999           $13,116               $13,081
12/31/1999          $13,164               $13,154
3/31/2000           $13,291               $13,304
6/30/2000           $13,493               $13,462
9/30/2000           $13,728               $13,654
11/30/2000          $13,875               $13,772

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each graph. Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENED NOVEMBER 30)

                 Limited-Term       Merrill Lynch 0- to
                   Tax-Free**      3-Year Municipal Index
DATE                RETURN                RETURN
11/30/1993*          2.65%                 2.54%
11/30/1994           2.80%                 1.67%
11/30/1995           6.62%                 7.19%
11/30/1996           4.11%                 4.15%
11/30/1997           4.91%                 4.42%
11/30/1998           5.51%                 5.12%
11/30/1999           1.68%                 2.91%
11/30/2000           5.25%                 4.77%

*  From 3/1/93 (the fund's inception date) to 11/30/93.

** Fund returns and rankings would have been lower if management fees had not been waived from 11/30/93 to 2/29/96. Beginning on 3/1/96, management fees were phased in at a rate of 0.10% each month until the annual expense cap was reached.


                                                www.americancentury.com      5


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Limited-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     Limited-Term Tax-Free continued to perform very well. The fund outpaced its Lipper peer group average while providing an attractive return. Limited-Term Tax-Free returned 4.55%, compared with the 3.93% average return of the 37 funds in Lipper Inc.'s "Short/Intermediate Municipal Debt Funds" category. (See the previous page.)

     Longer-term performance was equally solid. Limited-Term Tax-Free's one-year return ranked the fund second among its Lipper peers, while three- and five-year returns ranked Limited-Term Tax-Free first.

HOW DID THE FUND'S YIELD COMPARE?

     Limited-Term Tax-Free provided investors with more federal tax-free income than the Lipper average. A common way to gauge a fund's income is by looking at its 30-day SEC yield. The fund's 30-day SEC yield on November 30 was 4.30%--well above the 3.96% average yield of the Lipper group. For investors in the highest federal tax bracket, that's a tax-equivalent yield of 7.12%.

WHY DID THE FUND CONTINUE TO OUTPERFORM ITS PEERS?

     A combination of factors fueled Limited-Term Tax-Free's upbeat returns. The first was duration management. (Duration refers to a fund's sensitivity to interest rate changes.) The second was the fund's bond maturity structure. That's shorthand for the relationship between the different maturities of the bonds in the portfolio.

     Low expenses also helped. Other things being equal, low expenses generally translate into higher returns. As of November 30, 2000, annualized fund expenses were only 0.51%, compared with the 0.93% average expenses charged by the fund's Lipper peers.

LET'S TALK ABOUT YOUR DURATION STRATEGY FIRST. HOW DID IT HELP?

     We generally kept the fund's duration a bit longer than that of the Lipper group average. Economic growth moderated and corporate earnings growth slowed, so inflation seemed to be less of a risk. That decreased the chances that the Federal Reserve would raise interest rates again.

     As a result, we lengthened duration from 3.1 years as June began to 3.4 years by the end of November. Since bond prices rose and rates fell during the period, that strategy worked out very well.

SO YOU'RE SAYING THAT YOU MADE A BIG BET ON INTEREST RATES THAT PAID OFF?

     No, not at all. When we make strategic duration adjustments, we always do so conservatively. As a general rule, we keep duration within a fairly close range of the average duration of the Lipper group. But we lengthen or shorten duration modestly as opportunities arise.

[left margin]

YIELDS AS OF NOVEMBER 30, 2000
30-DAY SEC YIELD                4.30%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET             5.97%
  31.0% TAX BRACKET             6.23%
  36.0% TAX BRACKET             6.72%
  39.6% TAX BRACKET             7.12%

PORTFOLIO AT A GLANCE
                        11/30/00      5/31/00
NUMBER OF SECURITIES      31            35
WEIGHTED AVERAGE
  MATURITY              4.2 YRS       3.7 YRS
AVERAGE DURATION        3.4 YRS       3.1 YRS
EXPENSE RATIO            0.51%*        0.51%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                         AS OF         AS OF
                        11/30/00      5/31/00
AAA                       75%           63%
AA                         8%           10%
A                         12%           18%
BBB                        5%            9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.

Investment terms are defined in the Glossary on pages 40-41.


6      1-800-345-2021


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We seek solid long-term performance. If we made big interest rate bets, performance would be far less predictable.

HOW DID YOU MANAGE THE FUND'S BOND MATURITY STRUCTURE?

     We thought that bonds maturing in the 12- to 15-year range looked particularly attractive, so we added a number of those, which helped us lengthen the fund's duration and also boosted performance.

     But given that this is a limited-term fund, we didn't want to lengthen duration too much. So we also added bonds maturing in two to three years, while selling ones with four- and five-year maturities. That helped to offset the longer-term bonds and keep duration in check.

MOVING ON TO YOUR OUTLOOK FOR THE MUNICIPAL MARKET, HOW DO THE NEXT FEW MONTHS LOOK?

     We're fairly upbeat about the market's prospects. Crude oil prices finally backed off to below $30 a barrel. That's an important trend because rising energy costs helped drive inflation higher in 2000. Economic growth continues to cool, while corporate profit growth tapered off during the fourth quarter. The stock market remains weak and holiday spending was lower than expected. Plus, consumer confidence slipped during recent months.

     If those trends continue, we wouldn't be surprised to see the Federal Reserve cut interest rates in the first quarter of 2001. For bond investors, any additional rate decreases should translate into higher bond prices.

BUT WON'T SLOWER GROWTH SPARK CREDIT PROBLEMS FOR SOME MUNICIPALITIES?

     That depends on many factors, including how much growth tapers off. Some municipalities may eventually find themselves in a more challenging environment than what they enjoyed during recent years. The good news is that municipal credit conditions tend to change at a glacial pace. And right now, conditions remain generally favorable.

     But just in case that situation begins to change, we've been focusing on higher-credit-quality municipal bonds in recent months. In fact, 75% of the portfolio was in AAA-rated municipal bonds by the end of November. That's the highest credit rating possible for municipal securities.

     If economic growth stalls and credit concerns develop, these higher credit bonds should do very well. Even if growth only moderates, we still like their prospects.

GIVEN THOSE PERSPECTIVES, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will probably maintain the fund's slightly long duration for now. If bond yields continue to edge lower, as we believe they will, the longer duration should continue to boost returns. The maturity structure we described earlier still makes sense to us, too. We think there's more running room for some of the portfolio's longer-term securities. And we'll continue working closely with our credit research team to monitor credit conditions.

[right margin]

"WE'VE BEEN FOCUSING ON HIGHER-CREDIT-QUALITY MUNICIPAL BONDS IN RECENT MONTHS."

TOP FIVE STATES (AS OF 11/30/00)
                  % OF FUND INVESTMENTS
COLORADO                  14.0%
TEXAS                     11.2%
OKLAHOMA                  10.9%
WASHINGTON                 9.6%
ILLINOIS                   6.4%

TOP FIVE STATES (AS OF 5/31/00)
                  % OF FUND INVESTMENTS
COLORADO                  15.8%
OKLAHOMA                  10.0%
TEXAS                      9.2%
WASHINGTON                 8.7%
NEW YORK                   7.1%


                                                www.americancentury.com      7


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.9%
ALASKA -- 3.2%
                   $1,000  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/05 (FSA)                        $ 1,037
                                                                         -------
ARIZONA -- 5.4%
                      715  Coconino County Unified School
                              District No. 1 Flagstaff GO,
                              5.25%, 7/1/03 (FSA)                            729
                    1,000  Glendale Water & Sewer Rev.,
                              5.00%, 7/1/06 (FGIC)                         1,022
                                                                         -------
                                                                           1,751
                                                                         -------
COLORADO -- 14.0%
                    1,000  Denver City & County Airport Rev.,
                              Series 1996 B, 5.25%,
                              11/15/02 (MBIA)                              1,013
                      500  Denver Health & Hospital Rev.,
                              Series 1998 A, 4.75%,
                              12/1/01                                        499
                    1,000  Regional Transportation District
                              COP, Series 2000 A, (Transit
                              Vehicles), 5.25%, 6/1/04
                              (MBIA)                                       1,023
                    2,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 A, (Refunding &
                              Improvement), 5.45%, 12/1/04
                              (LOC: Banque Nationale de
                              Paris S.A.)                                  2,027
                                                                         -------
                                                                           4,562
                                                                         -------
FLORIDA -- 0.6%
                      195  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.70%,
                              10/1/05 (GNMA/FNMA)                            194
                                                                         -------
HAWAII -- 3.2%
                    1,000  Hawaii Airport System Rev.,
                              Series 1994-3, 5.70%, 7/1/07
                              (AMBAC)                                      1,039
                                                                         -------
ILLINOIS -- 6.4%
                    1,000  University of Illinois COP, (Utility
                              Infrastructure), 5.75%, 8/15/08
                              (MBIA)                                       1,063
                    1,000  Will & Kendall Counties
                              Community Consolidated
                              School District 202, Series
                              2000 B, 5.125%, 1/1/14 (FSA)                   994
                                                                         -------
                                                                           2,057
                                                                         -------
INDIANA -- 4.3%
                    1,390  Perry Township Multi School
                              Building Corporation, (First
                              Mortgage), 5.25%, 7/15/13
                              (FSA)                                        1,402
                                                                         -------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
LOUISIANA -- 3.1%
                   $1,000  Louisiana Local Government
                              Environment Facilities
                              Community Development Auth.,
                              (Public Construction), 5.25%,
                              2/15/02                                    $ 1,006
                                                                         -------
MICHIGAN -- 5.1%
                      600  Detroit GO, Series 1995 A,
                              6.10%, 4/1/03                                  617
                    1,000  Michigan Hospital Finance Auth.
                              Rev., Series 1999 A, (Ascension
                              Health Credit), 5.25%,
                              11/15/05 (MBIA)                              1,020
                                                                         -------
                                                                           1,637
                                                                         -------
MISSOURI -- 3.1%
                    1,000  St. Louis Airport Rev., 6.00%,
                              1/1/04                                       1,011
                                                                         -------
NEBRASKA -- 3.1%
                    1,000  Douglas County School District
                              No. 17 GO, Series 1994 A,
                              (Millard), 5.05%, 5/15/01
                              (MBIA)                                       1,001
                                                                         -------
NEW YORK -- 3.1%
                    1,000  New York City GO, Series
                              1998 H, 5.00%, 8/1/03                        1,013
                                                                         -------
NORTH CAROLINA -- 1.6%
                      500  North Carolina Housing Finance
                              Agency, Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                           502
                                                                         -------
OKLAHOMA -- 10.9%
                    2,400  Moore GO, 6.00%, 4/1/04
                              (MBIA)                                       2,506
                    1,000  Tulsa Public Facilities Auth.
                              Solidwaste Steam & Electric
                              Rev., Series 1994 A, (Ogden
                              Martin System), 5.25%,
                              11/1/02 (AMBAC)                              1,012
                                                                         -------
                                                                           3,518
                                                                         -------
SOUTH CAROLINA -- 2.7%
                      855  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.00%, 1/1/02 (FGIC)                   869
                                                                         -------
TEXAS -- 11.2%
                    1,000  Corpus Christi Utility System Rev.,
                              5.50%, 7/15/07 (FSA)                         1,049
                    1,000  Houston Airport System Rev.,
                              Series 1998 A, (Sub Lien),
                              5.50%, 7/1/04 (FGIC)                         1,024
                      500  Houston Water & Sewer System
                              Rev., Series 1992 C, (Junior
                              Lien), 5.90%, 12/1/05 (MBIA)                   530


8      1-800-345-2021                          See Notes to Financial Statements


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,000  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(1)              $ 1,014
                                                                         -------
                                                                           3,617
                                                                         -------
VIRGINIA -- 3.1%
                    1,000  Montgomery County Industrial
                              Development Auth. Lease Rev.,
                              Series 2000 A, 4.65%,
                              7/15/02 (AMBAC)                              1,002
                                                                         -------
WASHINGTON -- 9.6%
                    1,000  Clark County Public Utility District
                              No. 1 Electric Rev., 6.20%,
                              1/1/03 (FGIC)                                1,021
                    2,000  Port Seattle GO, 5.50%, 5/1/06                  2,070
                                                                         -------
                                                                           3,091
                                                                         -------
WISCONSIN -- 3.2%
                    1,000  Milwaukee County Airport Rev.,
                              Series 2000 A, 5.50%,
                              12/1/04 (FGIC)                               1,032
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                31,341
                                                                         -------
   (Cost $30,905)

SHORT-TERM MUNICIPAL SECURITIES -- 3.1%
MULTI-STATE
                    1,000  Koch Floating Rate Trust Rev.,
                              Series 2000-1, VRDN, 4.47%,
                              12/7/00 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 11/30/00,
                              Cost $1,000)(2)                              1,000
                                                                         -------
   (Cost $1,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $32,341
                                                                         =======
   (Cost $31,905)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Escrowed to maturity in U.S. Government securities or state and local government securities.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $1,000 which represented 3.0% of net assets.


See Notes to Financial Statements               www.americancentury.com      9


Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                                 LEHMAN 5-YEAR       INTERMEDIATE MUNICIPAL
             INTERMEDIATE-TERM     MUNICIPAL              DEBT FUNDS(2)
                 TAX-FREE          GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       6.04%              5.01%           5.43%              --
1 YEAR            7.29%              5.62%           5.80%         8 OUT OF 119
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.55%              4.46%           3.76%         7 OUT OF 115
5 YEARS           4.86%              4.82%           4.38%         14 OUT OF 99
10 YEARS          5.95%              6.08%           5.99%         12 OUT OF 24

The fund's inception date was 3/2/87.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 39-40 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 11/30/00
Intermediate-Term Tax-Free      $17,827
Lehman 5-Year
  Municipal GO Index            $18,039

                Intermediate-Term      Lehman 5-Year
                    Tax-Free        Municipal GO Index
DATE                 VALUE                VALUE
11/30/1990          $10,000              $10,000
11/30/1991          $10,831              $10,921
11/30/1992          $11,758              $11,913
11/30/1993          $12,708              $12,845
11/30/1994          $12,467              $12,730
11/30/1995          $14,062              $14,256
11/30/1996          $14,764              $15,020
11/30/1997          $15,600              $15,828
11/30/1998          $16,656              $16,829
11/30/1999          $16,616              $17,079
11/30/2000          $17,827              $18,039

$10,000 investment made 11/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)

                Intermediate-Term      Lehman 5-Year
                    Tax-Free        Municipal GO Index
DATE                 RETURN               RETURN
11/30/1991            8.31%                9.21%
11/30/1992            8.56%                9.08%
11/30/1993            8.08%                7.83%
11/30/1994           -1.90%               -0.90%
11/30/1995           12.80%               11.99%
11/30/1996            4.99%                5.36%
11/30/1997            5.66%                5.38%
11/30/1998            6.77%                6.32%
11/30/1999           -0.24%                1.49%
11/30/2000            7.29%                5.62%


10      1-800-345-2021


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Intermediate-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     Intermediate-Term Tax-Free turned in another solid performance, outpacing its Lipper peer group average while providing a very attractive return. The fund returned 6.04%, compared with the 5.43% average return of the 122 funds in Lipper Inc.'s "Intermediate Municipal Debt Funds" category. (See the previous page.)

     The fund's long-term performance was even better. Intermediate-Term Tax-Free's one- and three-year total returns as of November 30 ranked the fund among the top 10% of the Lipper group, and the fund's five-year total return ranked among the top 15%.

HOW DID INTERMEDIATE-TERM TAX-FREE'S YIELD COMPARE?

     The fund offered investors noticeably more federal tax-free income than the Lipper average. A common way to gauge a fund's income is by looking at its 30-day SEC yield. The fund's 30-day SEC yield on November 30 was 4.55%. That's 36 basis points (0.36%--a basis point equals 0.01%) higher than the 4.19% average yield of the Lipper group.

     A high yield is important. Intermediate- and short-term bond funds derive the majority of their returns from bond interest payments. So a higher yield will often translate into a better return.

WHAT OTHER FACTORS HELPED THE FUND OUTPERFORM?

     Duration management was certainly key. Duration refers to a fund's sensitivity to interest rate changes. Our seasoned credit team was another important factor. The team plays an essential role in helping us find attractive values and understand the credit stories behind the securities. Low expenses also contributed. Other factors being equal, low expenses generally translate into higher returns.

HOW DID DURATION MANAGEMENT FACTOR IN?

     We generally keep the fund's duration within a conservative range of its Lipper group average. As we've mentioned in previous performance reports, we think a conservative duration usually makes the most sense. That's because large duration bets can lead to unpredictable returns. We strive for solid long-term performance for shareholders.

     Over the six months, the fund's duration fluctuated between 5.4 and 5.6 years. Duration was at the longer end of the range as the six months began. We reached the shorter end of the range toward the end of November. The overall shift to a slightly shorter duration was in keeping with the Lipper group.

     But we also made conservative strategic adjustments along the way, lengthening or shortening duration as opportunities arose. In fact, those slight adjustments helped soften the negative effects of the fund's bond maturity structure.

[right margin]

YIELDS AS OF NOVEMBER 30, 2000
30-DAY SEC YIELD                 4.55%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET              6.32%
  31.0% TAX BRACKET              6.59%
  36.0% TAX BRACKET              7.11%
  39.6% TAX BRACKET              7.53%

PORTFOLIO AT A GLANCE
                        11/30/00      5/31/00
NUMBER OF SECURITIES      106           99
WEIGHTED AVERAGE
  MATURITY              9.6 YRS       9.9 YRS
AVERAGE DURATION        5.4 YRS       5.6 YRS
EXPENSE RATIO            0.51%*        0.51%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                        11/30/00      5/31/00
AAA                       73%           75%
AA                        11%            8%
A                         12%           10%
BBB                        4%            7%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.

Investment terms are defined in the Glossary on pages 40-41.


                                                www.americancentury.com      11


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU ELABORATE ON THAT LAST COMMENT, STARTING WITH AN EXPLANATION OF WHAT YOU MEAN BY A FUND'S BOND MATURITY STRUCTURE?

     Sure. Intermediate-Term Tax-Free holds a number of individual securities with different scheduled maturities. Collectively, those maturities determine the fund's bond maturity structure. For example, if a fund is heavily concentrated in short- and long-term bonds, while underweighted in intermediate-term bonds, that's known as a barbell.

     That's how the portfolio was positioned during the six months. We added to the barbell by increasing the fund's short- and long-term maturity holdings, while reducing our holdings of bonds with intermediate maturities. By the end of November, the portfolio was heavily concentrated in bonds maturing inside of five years and in 15 to 25 years.

WHAT MADE THAT STRATEGY SEEM THE  BEST CHOICE?

     Long-term securities looked more attractively priced than short- and intermediate-term ones, so we bulked up on them. Then we used shorter-term bonds as a counterbalance to keep duration in check.

     Unfortunately, the market remained focused on short- and intermediate-term municipal bonds. The greater demand for those securities caused their prices to rise and yields to fall more than longer-maturity bonds. So although the fund's returns were very good, they could have been even better if we hadn't used the barbell.

SHIFTING GEARS, WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE MUNICIPAL MARKET?

     We think that the outlook is pretty favorable. Inflation appears largely contained and the U.S. economy continues to cool. That gives the Federal Reserve some maneuvering room.

     Given those developments, the Fed will likely lower short-term rates in 2001 to keep the U.S. from slipping into recession. Any rate cuts should spell good news for the municipal market, sending existing bond prices higher and pushing yields lower.

DOES THE COOLING U.S. ECONOMY POSE ANY POTENTIAL CREDIT CONCERNS?

     Municipal credit conditions tend to change at a glacial pace. Some municipalities may eventually find themselves in a more challenging environment than what they enjoyed during recent years. But right now, conditions remain generally favorable.

GIVEN THOSE PERSPECTIVES, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Steady at the helm for now. We'll continue to make conservative duration adjustments as opportunities arise and probably maintain the fund's maturity structure. In addition, we plan to continue emphasizing higher-credit-quality municipal bonds. Those should generally perform better than lower-credit bonds if growth unexpectedly stalls and credit concerns arise. Even if economic growth only moderates, we think higher-credit municipal bonds will perform well.

[left margin]

"WE PLAN TO CONTINUE EMPHASIZING HIGHER-CREDIT-QUALITY MUNICIPAL BONDS."

TOP FIVE STATES (AS OF 11/30/00)
                  % OF FUND INVESTMENTS
TEXAS                     13.4%
WASHINGTON                 8.2%
ARIZONA                    7.9%
NEW YORK                   7.7%
COLORADO                   7.1%

TOP FIVE STATES (AS OF 5/31/00)
                  % OF FUND INVESTMENTS
TEXAS                     12.2%
WASHINGTON                 8.5%
NEW YORK                   7.6%
UTAH                       6.1%
COLORADO                   5.7%


12      1-800-345-2021


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                    Value
-------------------------------------------------------------------------------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%
ALABAMA -- 2.1%
                   $1,000  Alabama Board of Education Rev.,
                              (Shelton State Community
                              College), 6.00%, 10/1/09
                              (MBIA)                                    $  1,065
                    1,000  East Central Industrial
                              Development Auth. Rev., 5.25%,
                              9/1/13 (AMBAC)                               1,007
                    1,165  Lauderdale County and Florence
                              Healthcare Auth. Rev. GO,
                              Series 1999 A, (Coffee Health
                              Group), 4.50%, 7/1/02 (MBIA)                 1,165
                                                                        --------
                                                                           3,237
                                                                        --------
ALASKA -- 1.2%
                    1,670  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/04 (FSA)                          1,721
                       75  Alaska Industrial Development &
                              Export Auth. Power Rev., Series
                              1998-1, (Snettisham), 5.25%,
                              1/1/04 (AMBAC)(1)                               76
                                                                        --------
                                                                           1,797
                                                                        --------
ARIZONA -- 7.9%
                    1,110  Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                        1,138
                    1,300  Glendale Water & Sewer Rev.,
                              4.75%, 7/1/02 (FGIC)                         1,308
                    1,640  Glendale Water & Sewer Rev.,
                              4.80%, 7/1/03 (FGIC)                         1,655
                    2,730  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 6.35%,
                              6/15/26 (ACA)                                2,748
                    1,830  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              12/1/29 (GNMA/FNMA/
                              FHLMC)                                       1,919
                    2,000  Pima County Unified School
                              District No. 1 GO, Series
                              1993 E, (Tucson), 5.25%,
                              7/1/08 (FGIC)                                2,054
                    1,420  Tucson GO, 5.00%, 7/1/19                        1,369
                                                                        --------
                                                                          12,191
                                                                        --------
CALIFORNIA -- 4.6%
                    1,055  Alaska Industrial Development &
                              Export Auth. Power Rev., Series
                              1998-1, (Snettisham), 5.25%,
                              1/1/04 (AMBAC)                               1,069
                    1,855  Alisal Unified School District,
                              Series 2000 A, (Capital
                              Appreciation), 6.37%, 5/1/23
                              (FGIC)(2)                                      530


Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $  915  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1996 A, 5.60%, 8/1/09
                              (MBIA)                                    $    921
                    1,100  California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04,
                              Prerefunded at 102% of Par(1)                1,188
                    1,000  California State GO, 5.00%,
                              10/1/23                                        959
                    1,280  East Bay-Delta Housing &
                              Finance Agency Lease Rev.,
                              Series 2000 A, (Lease
                              Purchase Project), 4.75%,
                              6/1/05 (MBIA)                                1,294
                    1,550  Placer Unified High School
                              District GO, Series 2000 A,
                              (Capital Appreciation), 6.28%,
                              8/1/18 (FGIC)(2)                               593
                    1,200  Rocklin Unified School District
                              Community Facilities, (Capital
                              Appreciation #1), 6.09%,
                              9/1/23 (AMBAC)(2)                              337
                      825  Rocklin Unified School District
                              Community Facilities, (Capital
                              Appreciation #1), 6.10%,
                              9/1/24 (AMBAC)(2)                              218
                                                                        --------
                                                                           7,109
                                                                        --------
COLORADO -- 7.1%
                    1,790  Arapahoe County Building
                              Finance Corporation COP,
                              5.25%, 2/15/19 (AMBAC)                       1,758
                      500  Colorado Water Resources &
                              Power Development Auth.
                              Clean Water Rev., Series
                              2000 A, 6.25%, 9/1/16                          545
                    1,000  Denver Sales Tax Rev., Series
                              1991 A, (Major League
                              Baseball Stadium District),
                              6.10%, 10/1/01 (FGIC)                        1,014
                    3,410  Regional Transportation District
                              COP, Series 2000 A, (Transit
                              Vehicles), 5.25%, 6/1/04
                              (MBIA)                                       3,487
                    4,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 B, 5.45%,
                              12/1/20 (LOC: Allied Irish
                              Bank PLC)                                    4,055
                                                                        --------
                                                                          10,859
                                                                        --------
DISTRICT OF COLUMBIA -- 2.3%
                    1,000  District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)(1)                            1,013
                    1,155  District of Columbia Rev.,
                              (Gonzaga College High School),
                              5.20%, 7/1/12 (FSA)                          1,163


See Notes to Financial Statements                www.americancentury.com      13


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,275  Metropolitan Washington D.C.
                              Airports Auth. Rev., Series
                              1992 A, 6.30%, 10/1/03
                              (MBIA)                                    $  1,330
                                                                        --------
                                                                           3,506
                                                                        --------
FLORIDA -- 1.8%
                    2,000  Florida Board of Education Capital
                              Outlay GO, Series 1998 D,
                              4.50%, 6/1/24                                1,712
                    1,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                         994
                                                                        --------
                                                                           2,706
                                                                        --------
GEORGIA -- 3.3%
                    1,000  Atlanta Airport Facilities Rev.,
                              7.00%, 1/1/01                                1,002
                    3,000  Georgia State GO, Series 2000 D,
                              6.00%, 10/1/02                               3,086
                    1,000  Metropolitan Atlanta Rapid Transit
                              Auth. Sales Tax Rev., Series
                              1991 M, 6.05%, 7/1/01                        1,009
                                                                        --------
                                                                           5,097
                                                                        --------
HAWAII -- 1.8%
                    2,000  Hawaii Airport System Rev.,
                              Series 2000 B, 6.625%,
                              7/1/17 (FGIC)                                2,199
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                           551
                                                                        --------
                                                                           2,750
                                                                        --------
ILLINOIS -- 1.4%
                    1,185  Chicago Wastewater Transmission
                              Rev., Series 1994 B, 5.00%,
                              1/1/02 (MBIA)                                1,192
                    1,000  Illinois Rural Bond Bank Public
                              Projects Construction Notes,
                              5.25%, 11/1/01                               1,004
                                                                        --------
                                                                           2,196
                                                                        --------
INDIANA -- 3.6%
                    1,000  Center Grove High School
                              Building Corp. Rev., 3.90%,
                              1/5/03 (FSA)                                   978
                    1,900  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Holy Cross
                              Health System Corp.), 5.375%,
                              12/2/12 (MBIA)                               1,933
                    2,500  Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17                                      2,609
                                                                        --------
                                                                           5,520
                                                                        --------
KANSAS -- 0.3%
                      500  Kansas Department of
                              Transportation Highway Rev.,
                              5.375%, 3/1/13                                 505
                                                                        --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MICHIGAN -- 1.5%
                   $1,660  Grand Rapids Water Supply
                              System Rev., 5.00%, 1/1/03
                              (FGIC)                                    $  1,677
                      650  Stockbridge Community Schools,
                              5.50%, 5/1/21                                  652
                                                                        --------
                                                                           2,329
                                                                        --------
MISSISSIPPI -- 1.0%
                    1,510  Walnut Grove Correctional Auth.
                              COP, 5.25%, 11/1/03
                              (AMBAC)                                      1,538
                                                                        --------
MISSOURI -- 3.1%
                    3,000  Missouri Health & Educational
                              Facilities Auth. Rev., Series
                              1998 A, (Park Lane Medical
                              Center), 5.60%, 1/1/15 (MBIA)                3,129
                    1,500  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 2000 B-1, (Single Family
                              Mortgage), 7.45%, 9/1/31
                              (GNMA/FNMA)                                  1,687
                                                                        --------
                                                                           4,816
                                                                        --------
NEVADA -- 0.6%
                    1,000  Clark County School District GO,
                              Series 1997 B, (Building &
                              Renovation), 5.25%, 6/15/17
                              (FGIC)                                         987
                                                                        --------
NEW JERSEY -- 2.5%
                    1,030  Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                                   1,080
                    1,410  New Jersey Educational Facilities
                              Auth. Rev., Series 1994 A,
                              (New Jersey Institute of
                              Technology), 5.90%, 7/1/08
                              (MBIA)                                       1,492
                    1,250  New Jersey Health Care Facilities
                              Financing Auth. Rev., (Rahway
                              Hospital Obligation Group),
                              5.00%, 7/1/05 (ACA)                          1,246
                                                                        --------
                                                                           3,818
                                                                        --------
NEW MEXICO -- 0.7%
                      990  New Mexico Mortgage Finance
                              Auth. Rev., Series 1999 D-2,
                              (Single Family Mortgage),
                              6.75%, 9/1/29 (GNMA/
                              FNMA/FHLMC)                                  1,064
                                                                        --------
NEW YORK -- 7.7%
                    4,000  New York City Municipal Water
                              Finance Auth., Series 1997 A,
                              5.125%, 6/15/21 (MBIA)                       3,810
                    1,500  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                               1,594


14      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,000  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                            $  1,090
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                              1,050
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                       1,023
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                       1,029
                    1,160  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                       1,206
                    1,000  Niagara Falls Bridge Commission
                              Toll Rev., Series 1993 B, 5.25%,
                              10/1/15 (FGIC)                               1,023
                                                                        --------
                                                                          11,825
                                                                        --------
NORTH CAROLINA -- 2.7%
                    2,000  North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%, 1/1/06
                              (FSA)                                        2,117
                    2,000  North Carolina Housing Finance
                              Agency, Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                         2,006
                                                                        --------
                                                                           4,123
                                                                        --------
OHIO -- 3.1%
                    1,200  Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                       1,259
                    3,320  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                        3,539
                                                                        --------
                                                                           4,798
                                                                        --------
OKLAHOMA -- 1.8%
                    2,500  Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)                       2,710
                                                                        --------
OREGON -- 3.1%
                    1,805  Lane County School District
                              No. 19 GO, (Springfield),
                              6.375%, 10/15/04,
                              Prerefunded at 101% of Par
                              (MBIA)(1)                                    1,942
                    1,000  Multnomah County Educational
                              Facilities Rev., (University of
                              Portland), 6.00%, 4/1/20                     1,004
                      750  Tri-county Metropolitan
                              Transportation District, Series
                              2000 A, 5.375%, 8/1/20                         747

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,030  Wilsonville Water System Rev.,
                              5.375%, 6/1/19 (MBIA)                     $  1,029
                                                                        --------
                                                                           4,722
                                                                        --------
PENNSYLVANIA -- 2.6%
                    1,500  Pennsylvania State Turnpike
                              Commission Rev., Series
                              1991 L, 6.25%, 6/1/01
                              (AMBAC)                                      1,514
                    2,500  Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                               2,538
                                                                        --------
                                                                           4,052
                                                                        --------
PUERTO RICO -- 2.7%
                    3,000  Puerto Rico Public Finance
                              Corporation, Series 1998 A,
                              (Commonwealth Appropriations),
                              5.375%, 6/1/17 (AMBAC)                       3,124
                    1,000  Puerto Rico Public Finance
                              Corporation, Series 1998 A,
                              (Commonwealth Appropriations),
                              5.125%, 6/1/24 (AMBAC)                         988
                                                                        --------
                                                                           4,112
                                                                        --------
RHODE ISLAND -- 0.7%
                    1,000  Cranston GO, 6.375%,
                              11/15/17 (FGIC)                              1,086
                                                                        --------
SOUTH CAROLINA -- 2.1%
                    1,700  Florence Water & Sewer Rev.,
                              7.50%, 3/1/18 (AMBAC)                        2,022
                    1,220  Orangeburg County Consolidated
                              School District 005, 5.375%,
                              3/1/20                                       1,217
                                                                        --------
                                                                           3,239
                                                                        --------
TEXAS -- 13.4%
                    3,000  Amarillo Health Facilities Corp.,
                              6.56%, 1/28/02, Prerefunded
                              at 102% of Par  (FSA)(1)                     3,120
                    1,000  Dallas-Fort Worth Regional
                              Airport Rev., Series 1994 A,
                              5.90%, 11/1/08 (MBIA)                        1,043
                    1,000  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                         1,027
                    1,500  Houston Participation Interest,
                              6.40%, 6/1/27                                1,543
                    2,000  Houston Water & Sewer System
                              Rev., Series 1992 A, 6.375%,
                              12/1/22 (MBIA)                               2,099
                    3,000  Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27 (FGIC)                2,934
                    1,000  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(1)                1,014
                    1,000  North East Independent School
                              District Texas GO, 4.50%,
                              2/1/16 (PSF)                                   899


See Notes to Financial Statements                www.americancentury.com      15


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $2,315  Richardson Hospital Auth. Rev.,
                              6.75%, 12/1/23                            $  2,224
                    1,325  Spring Independent School
                              District GO, Series 1998 A,
                              4.60%, 8/15/13 (PSF)                         1,246
                    2,000  Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)                   2,044
                    1,500  Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09 (MBIA)               1,634
                                                                        --------
                                                                          20,827
                                                                        --------
U.S. VIRGIN ISLANDS -- 0.6%
                    1,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                        1,000
                                                                        --------
UTAH -- 1.7%
                      340  Intermountain Power Agency
                              Power Supply Rev., Series
                              1993 A, 5.40%, 7/1/08,
                              (MBIA)                                         349
                      660  Intermountain Power Agency
                              Power Supply Rev., Series
                              1993 A, 5.40%, 7/1/08,
                              (MBIA)                                         678
                    1,000  Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                               1,053
                      515  Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                                  525
                                                                        --------
                                                                           2,605
                                                                        --------
VIRGINIA -- 1.0%
                    1,500  Fairfax County COP, 5.30%,
                              4/15/23                                      1,466
                                                                        --------
WASHINGTON -- 8.2%
                    1,000  Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02                   1,023
                    1,000  Port of Seattle Rev., Series
                              1997 B, 5.10%, 10/1/03
                              (FGIC)                                       1,011
                    1,500  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15
                              (MBIA)                                       1,603
                    1,220  Port of Seattle Rev., Series
                              2000 D, 5.50%, 2/1/04
                              (MBIA)                                       1,246
                    2,000  Snohomish County Public Utility
                              District No. 1 Electric Rev.,
                              5.625%, 1/1/05 (FGIC)                        2,075

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,000  Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03                $  1,016
                    1,000  Snohomish County School District
                              No. 15 GO, 7.00%, 12/1/02                    1,024
                    1,000  Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                         1,058
                    1,000  Washington Public Power Supply
                              System Rev., Series 1990 B,
                              (Nuclear Project No. 1), 7.10%,
                              7/1/01 (FGIC)                                1,015
                      500  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                                  507
                    1,000  Washington Public Power Supply
                              System Rev., Series 1993 A,
                              (Nuclear Project No. 1), 5.50%,
                              7/1/04                                       1,028
                                                                        --------
                                                                          12,606
                                                                        --------
WISCONSIN -- 1.8%
                    2,590  Wisconsin Health and Educational
                              Facilities Rev., (Aurora Medical
                              Group), 6.00%, 11/15/10
                              (FSA)                                        2,803
                                                                        --------
TOTAL INVESTMENT SECURITIES -- 100.0%                                   $153,999
                                                                        ========
   (Cost $150,553)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

PSF = Permanent School Fund

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.


16      1-800-345-2021                        See Notes to Financial Statements


Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

               LONG-TERM LEHMAN LONG-TERM GENERAL MUNICIPAL DEBT FUNDS(2) TAX-FREE MUNICIPAL BOND INDEX AVERAGE RETURN FUND'S RANKING
================================================================================
6 MONTHS(1)      6.98%          9.69%                6.58%              --
1 YEAR           8.38%         10.70%                6.95%         22 OUT OF 270
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          3.81%          4.54%                3.34%         67 OUT OF 224
5 YEARS          4.75%          5.78%                4.35%         51 OUT OF 186
10 YEARS         6.57%          7.74%                6.46%         31 OUT OF 84

The fund's inception date was 3/2/87.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 39-40 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 11/30/00
Long-Term Tax-Free              $18,888
Lehman Long-Term
  Municipal Bond Index          $21,074

                    Long-Term         Lehman Long-Term
                    Tax-Free       Municipal Bond Index
DATE                 VALUE                VALUE
11/30/1990          $10,000              $10,000
11/30/1991          $10,942              $11,139
11/30/1992          $11,986              $12,408
11/30/1993          $13,289              $14,060
11/30/1994          $12,546              $12,663
11/30/1995          $14,976              $15,916
11/30/1996          $15,770              $16,979
11/30/1997          $16,885              $18,448
11/30/1998          $18,197              $20,060
11/30/1999          $17,427              $19,037
11/30/2000          $18,888              $21,074

$10,000 investment made 11/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)

                    Long-Term         Lehman Long-Term
                    Tax-Free       Municipal Bond Index
DATE                 RETURN               RETURN
11/30/1991            9.42%               11.39%
11/30/1992            9.54%               11.39%
11/30/1993           10.87%               13.32%
11/30/1994           -5.59%               -9.94%
11/30/1995           19.37%               25.69%
11/30/1996            5.30%                6.68%
11/30/1997            7.07%                8.65%
11/30/1998            7.77%                8.74%
11/30/1999           -4.23%               -5.10%
11/30/2000            8.38%               10.70%


                                                www.americancentury.com      17


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID LONG-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30,
2000?

     The fund performed quite well, both absolutely and relative to its competitors. It returned 6.98%, beating the 6.58% average return of 277 "General Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results also were better than most of its peers. For the one-, three-, and five-year periods ended November 30, 2000, the fund ranked in at least the top 30% of its peer group (see the previous page for more fund performance comparisons).

HOW DID ITS YIELD COMPARE?

     Long-Term Tax-Free produced more federal tax-free income than its peers. The fund's 30-day SEC yield as of November 30, 2000, was 4.95%, compared with the 4.50% average of the Lipper category. The fund's yield translates into a tax-equivalent yield of 8.20% for investors in the highest federal income tax bracket (see the table at left).

WHAT FACTORS BOLSTERED THE FUND'S RELATIVE PERFORMANCE?

     One element that works consistently in our favor is the fund's below-average expenses. For the six months ended November 30, 2000, the fund's annualized expense ratio was 0.51%, compared with the 1.11% average for its Lipper category. All else being equal, lower expenses translate into higher relative yields and returns.

     More importantly, however, as the bond market rallied, the fund's performance received a significant boost from our "coupon barbell" strategy. If you think of a barbell, the ends are heavy and the middle is light. That's just how we positioned the portfolio. On one end of the barbell, we owned premium bonds, which trade above their face value and carry above-market interest rates. On the other end, we heavily weighted discount bonds, which trade below their face value and carry interest rates below prevailing market rates. In contrast, we owned very few par bonds.

     Premiums helped boost the fund's yield. Discount bonds have heightened interest rate sensitivity--a function of a diminished likelihood that they'll be redeemed by their issuer before maturity--and did very well in the municipal market's recent rally.

BESIDES OWNING DISCOUNT BONDS, DID YOU DO ANYTHING ELSE TO BOOST THE FUND'S INTEREST RATE SENSITIVITY?

     Nothing significant--as a rule, we make only modest adjustments to the fund's duration, generally keeping it within a year of the duration of our portfolio benchmark. (Duration is a measure of interest rate sensitivity--the longer a fund's duration, the more its share price tends to rise or fall when rates change.) At the end of the period, the fund's duration was 8.2 years, meaning its share price would rise or fall approximately 8.2% in response to a 1% decline or increase in interest rates.

[left margin]

YIELDS AS OF NOVEMBER 30, 2000
30-DAY SEC YIELD                 4.95%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET              6.88%
  31.0% TAX BRACKET              7.17%
  36.0% TAX BRACKET              7.73%
  39.6% TAX BRACKET              8.20%

PORTFOLIO AT A GLANCE
                        11/30/00      5/31/00
NUMBER OF SECURITIES       75           68
WEIGHTED AVERAGE
  MATURITY              17.2 YRS     18.6 YRS
AVERAGE DURATION         8.2 YRS      9.0 YRS
EXPENSE RATIO            0.51%*        0.51%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                        11/30/00      5/31/00
AAA                       69%           62%
AA                        17%           22%
A                          5%            5%
BBB                        9%           11%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.

Investment terms are defined in the Glossary on pages 40-41.


18      1-800-345-2021


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WERE THERE ANY DISAPPOINTMENTS AMONG THE FUND'S INVESTMENTS?

     Yes, one in particular. Occasionally the fund will invest in municipal bonds issued by corporations. These corporate municipal bonds earn tax-free status by funding corporate projects that provide key community jobs or services. For example, the fund owns Illinois waste disposal revenue bonds issued by Armstrong World Industries, the largest maker of flooring in the U.S.

     Unfortunately, the bonds depreciated in November when Armstrong experienced severe financial difficulties resulting from ongoing asbestos litigation. The company eventually filed for bankruptcy in December.

     Fortunately, the bonds represented less than 1% of the portfolio before their devaluation and didn't substantially hinder the fund's performance. They actually serve as a strong reminder of one of the key advantages of mutual fund investing--diversification. We steer clear of putting all of our eggs in one basket--we own a range of municipal bonds from different sectors, with different maturities, and from different economic areas.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND THE MUNICIPAL BOND MARKET?

     We're reasonably bullish about bonds in 2001, given our view that economic conditions are weakening and interest rates should decline. The weak stock market, flagging corporate profitability, lackluster retail sales during the holidays, declining consumer confidence, and rising energy prices all have conspired to slam the brakes on economic growth. For that reason, we expect the Federal Reserve to lower interest rates in 2001 and bond prices should rise.

     That said, our view is that bond market sentiment may be a bit too bullish over the near term. So far, the decline in bond yields has far outrun actual interest rate cuts. Bonds have already priced in multiple interest rate cuts by the Federal Reserve in the first half of 2001, but the number and timing of those cuts is less certain than market yields indicate. If the cuts are fewer and farther between than the market expects, the bond market could suffer a short-term pullback.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We're generally bullish, but we're also well aware that our coupon barbell position has already had a nice run in this bond market rally. Given our view that the market may have overextended itself in anticipation of falling rates, we're reducing our deep discount holdings and, in the process, locking in some gains and reducing the fund's duration.

     If the economic downturn turns out to be worse than expected, credit quality will become a greater issue, but we're well positioned for that. As of November 30, 69% of the portfolio was rated AAA, and 66% was invested in insured bonds. And we don't plan to invest in any more corporate municipal bonds for the foreseeable future!

[right margin]

"WE'RE REDUCING OUR DEEP DISCOUNT HOLDINGS AND, IN THE PROCESS, LOCKING IN SOME GAINS AND REDUCING THE FUND'S DURATION."

TOP FIVE STATES (AS OF 11/30/00)
                 % OF FUND INVESTMENTS
TEXAS                    21.4%
ILLINOIS                  6.8%
MASSACHUSETTS             6.8%
WASHINGTON                6.0%
INDIANA                   5.5%

TOP FIVE STATES (AS OF 5/31/00)
                 % OF FUND INVESTMENTS
TEXAS                    27.1%
ILLINOIS                  8.0%
MASSACHUSETTS             7.0%
INDIANA                   6.7%
CALIFORNIA                6.7%


                                                www.americancentury.com      19


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.8%
ALABAMA -- 1.8%
                   $2,000  Jefferson County Sewer Rev.
                              Warrants, Series 1999 A,
                              (Capital Improvement Warrants),
                              5.375%, 2/1/36 (FGIC)                     $  1,929
                                                                        --------
ARIZONA -- 2.9%
                    2,000  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 6.35%,
                              6/15/26 (ACA)                                2,013
                    1,000  Mohave County Community
                              College District, (State Board of
                              Directors), 6.00%, 3/1/20
                              (MBIA)                                       1,053
                                                                        --------
                                                                           3,066
                                                                        --------
CALIFORNIA -- 4.4%
                    1,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various California State
                              University Projects), 6.20%,
                              10/1/08                                      1,080
                    1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                        1,617
                    1,850  Northern California Power Agency
                              Public Power Rev., Series
                              1992 A, (Hydroelectric Project
                              No.1), 6.25%, 7/1/12 (MBIA)                  1,939
                                                                        --------
                                                                           4,636
                                                                        --------
CONNECTICUT -- 1.9%
                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                     1,989
                                                                        --------
FLORIDA -- 5.3%
                    1,150  Broward County Resource
                              Recovery Facility Rev., (South),
                              7.95%, 12/1/08                               1,183
                    2,585  Florida Board Regent University
                              System Improvement Rev.,
                              4.50%, 7/1/23 (AMBAC)                        2,224
                    1,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1989 D, 6.75%, 10/1/17                       1,163
                    1,000  St. Petersburg Health Auth. Rev.,
                              (Allegany Health), 7.00%,
                              12/1/01, Prerefunded at 102%
                              of Par (MBIA)(1)                             1,042
                                                                        --------
                                                                           5,612
                                                                        --------
GEORGIA -- 1.1%
                      255  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA)(1)                        290

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $  745  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA)                      $    842
                                                                        --------
                                                                           1,132
                                                                        --------
ILLINOIS -- 6.8%
                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                              (AMBAC)                                      2,183
                    1,000  Illinois Development Finance
                              Auth. Waste Disposal Rev.,
                              (Armstrong World Industries),
                              12/1/24(2)                                     250
                      700  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(1)                  735
                    1,140  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12(1)                 1,289
                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                       1,210
                    1,500  Illinois State GO, 6.25%,
                              10/1/06                                      1,570
                                                                        --------
                                                                           7,237
                                                                        --------
INDIANA -- 5.5%
                    1,000  Avon Community School Building
                              Corp., (First Mortgage), 5.25%,
                              1/1/22 (AMBAC)                                 965
                    1,000  Indiana Transportation Financing
                              Auth. Highway Rev., Series
                              1990 A, 7.25%, 6/1/15                        1,199
                    3,500  Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17                                      3,652
                                                                        --------
                                                                           5,816
                                                                        --------
KANSAS -- 1.0%
                      325  Kansas City Utility System Rev.,
                              6.375%, 9/1/04, Prerefunded
                              at 102% of Par (FGIC)(1)                       352
                      675  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                          713
                                                                        --------
                                                                           1,065
                                                                        --------
KENTUCKY -- 1.0%
                    1,000  Carroll County Pollution Control
                              Rev., Series 1992 A, (Kentucky
                              Utilities Company), 7.45%,
                              9/15/16                                      1,058
                                                                        --------
MASSACHUSETTS -- 6.8%
                    1,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1992 F, 6.25%, 7/1/12
                              (AMBAC)                                      1,121
                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                       1,788


20      1-800-345-2021                         See Notes to Financial Statements


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $2,000  Massachusetts Water Pollution
                              Abatement Rev., Series 1998 A,
                              (New Bedford), 4.75%, 2/1/26
                              (FGIC)                                    $  1,778
                    2,800  Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)                        2,533
                                                                        --------
                                                                           7,220
                                                                        --------
MICHIGAN -- 2.3%
                    1,485  Grand Valley State University Rev.,
                              5.75%, 12/1/15 (FGIC)                        1,546
                    1,000  Michigan Hospital Finance Auth.
                              Rev., Series 1998 A, (Botsford
                              Obligated Group), 5.00%,
                              2/15/18                                        933
                                                                        --------
                                                                           2,479
                                                                        --------
MISSOURI -- 2.7%
                    1,775  Missouri Development Finance
                              Board, Series 2000 A, (Midtown
                              Redevelopment), 5.75%,
                              4/1/22 (MBIA)                                1,818
                    1,000  St. Louis Airport Rev., 6.00%,
                              1/1/05                                       1,010
                                                                        --------
                                                                           2,828
                                                                        --------
NEVADA -- 3.7%
                    2,045  Clark County Passenger Facility
                              Charge Rev., (Las Vegas
                              McCarran International), 5.00%,
                              7/1/18 (MBIA)                                1,955
                    2,000  Las Vegas Monorail Co., (Las
                              Vegas Monorail), 5.375%,
                              1/1/40 (AMBAC)                               1,915
                                                                        --------
                                                                           3,870
                                                                        --------
NEW YORK -- 4.4%
                    2,000  New York City Municipal Water
                              Finance Auth., Series 1997 A,
                              5.125%, 6/15/21 (MBIA)                       1,905
                    2,000  New York City Transitional Finance
                              Auth. Rev., Series 1998 B,
                              4.50%, 11/15/27                              1,680
                    1,000  New York State Local Government
                              Assistance Corp. Rev., Series
                              1991 D, 6.75%, 4/1/02,
                              Prerefunded at 102% of Par(1)                1,051
                                                                        --------
                                                                           4,636
                                                                        --------
NORTH CAROLINA -- 1.0%
                    1,000  North Carolina Municipal Power
                              Agency No.1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10
                              (MBIA)                                       1,086
                                                                        --------
NORTH DAKOTA -- 1.4%
                    1,500  Grand Forks Health Care System
                              Rev., (Altru Health System
                              Obligation Group), 7.125%,
                              8/15/24                                      1,511
                                                                        --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

OHIO -- 2.2%
                   $1,500  Hamilton County Sales Tax, Series
                              2000 B, 5.25%, 12/1/32
                              (AMBAC)                                   $  1,445
                      750  Ohio Higher Educational Facility
                              Rev., Series 1990 B, (Case
                              Western Reserve University),
                              6.50%, 10/1/20                                 859
                                                                        --------
                                                                           2,304
                                                                        --------
PENNSYLVANIA -- 2.7%
                    3,000  Pennsylvania Higher Educational
                              Facilities Auth. Rev., Series
                              1998 P, 5.00%, 6/15/19
                              (AMBAC)                                      2,842
                                                                        --------
PUERTO RICO -- 0.5%
                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04, Prerefunded at
                              101.5% of Par(1)                               545
                                                                        --------
RHODE ISLAND -- 4.5%
                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                      1,194
                    2,000  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 A, 6.25%, 8/1/16
                              (MBIA)(1)                                    2,231
                    1,300  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 B, 6.00%, 8/1/17
                              (MBIA)(1)                                    1,354
                                                                        --------
                                                                           4,779
                                                                        --------
SOUTH CAROLINA -- 2.7%
                    1,500  Piedmont Municipal Power
                              Agency Electric Rev., 6.75%,
                              1/1/19 (FGIC)                                1,744
                      860  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)                                         973
                      140  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)(1)                                      159
                                                                        --------
                                                                           2,876
                                                                        --------
TEXAS -- 20.9%
                    1,000  Alliance Airport Auth. Special
                              Facilities Rev., (American
                              Airlines), 7.00%, 12/1/11                    1,079
                    1,000  Denton Utility System Rev., Series
                              1996 A, 5.95%, 12/1/14
                              (MBIA)                                       1,043
                    1,000  Frisco Independent School District
                              GO, Series 1998 A, 4.50%,
                              8/15/29 (Guaranteed:
                              Permanent School Fund)                         824


See Notes to Financial Statements               www.americancentury.com      21


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,424  Houston Participation Interest,
                              6.40%, 6/1/27                             $  1,465
                    3,000  Houston Water & Sewer System
                              Rev., Series 2000 B, (Junior
                              Lien), 5.25%, 12/1/23 (FGIC)                 2,901
                    2,000  Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27 (FGIC)                1,956
                    1,400  Lubbock Health Facilities
                              Development Corp. Rev., (St.
                              Joseph Health System), 5.25%,
                              7/1/13                                       1,338
                    2,300  Richardson Hospital Auth. Rev.,
                              6.75%, 12/1/23                               2,209
                    2,000  San Antonio Electric and Gas Rev.,
                              7.10%, 2/1/09 (FGIC)(3)                      1,345
                    1,000  Tarrant County Health Facility
                              Development Corp. Health
                              System Rev., (Ft. Worth
                              Osteopathic), 6.00%, 5/15/11
                              (MBIA)                                       1,072
                    2,500  Texas Municipal Power Agency
                              Rev., Series 1991 A, 6.75%,
                              9/1/12 (AMBAC)                               2,587
                    2,000  Texas Southern University Rev.,
                              Series 1998 B, 4.50%,
                              11/1/23 (AMBAC)                              1,703
                    1,765  Travis County GO, 4.50%, 3/1/19                 1,556
                    1,000  Travis County Health Facilities
                              Development Corp. Rev., Series
                              1999 A, (Ascension Health
                              Credit), 5.875%, 11/15/24                    1,015
                                                                        --------
                                                                          22,093
                                                                        --------
UTAH -- 1.2%
                    1,000  Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corporation), 8.125%,
                              5/15/15(1)                                   1,242
                                                                        --------
VIRGINIA -- 1.0%
                    1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/06, Prerefunded
                              at 100% of Par(1)                            1,098
                                                                        --------
WASHINGTON -- 4.8%
                    1,015  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15 (MBIA)                 1,085
                    1,720  University of Washington Rev.,
                              (Student Facilities Fee), 5.875%,
                              6/1/18 (FSA)                                 1,788
                    1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                                1,164
                    1,000  Washington Public Power Supply
                              System Rev., Series 1996 A,
                              (Nuclear Project No. 1), 5.75%,
                              7/1/12 (MBIA)                                1,044
                                                                        --------
                                                                           5,081
                                                                        --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
WISCONSIN -- 3.3%
                   $1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/06,
                              Prerefunded at 100% of Par
                              (FGIC)(1)                                 $  1,301
                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                               2,213
                                                                        --------
                                                                           3,514
                                                                        --------
TOTAL MUNICIPAL SECURITIES                                               103,544
                                                                        --------
   (Cost $100,362)

SHORT-TERM MUNICIPAL SECURITIES -- 2.2%
ARIZONA -- 0.5%
                      500  Maricopa County Pollution Control
                              Rev., VRDN, 4.30%, 12/1/00                     500
                                                                        --------
TEXAS -- 0.5%
                      500  Texas GO, Series 2000-A18,
                              VRDN, 4.65%, 12/1/00
                              (Acquired 11/29/00, Cost
                              $500,000)(4)                                   500
                                                                        --------
WASHINGTON -- 1.2%
                    1,300  Washington Health Care Facility
                              Auth. Rev., VRDN, 4.50%,
                              12/1/00                                      1,300
                                                                        --------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                      2,300
                                                                        --------
   (Cost $2,300)
TOTAL INVESTMENT SECURITIES -- 100.0%                                   $105,844
                                                                        ========
   (Cost $102,662)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security is in default.

(3) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $500 which represented 0.5% of net assets.


22      1-800-345-2021                         See Notes to Financial Statements


High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                                                      HIGH YIELD MUNICIPAL
             HIGH-YIELD     LEHMAN LONG-TERM              DEBT FUNDS(2)
              MUNICIPAL   MUNICIPAL BOND INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     4.60%           9.69%                3.83%              --
1 YEAR**        4.33%          10.70%                2.47%         17 OUT OF 69
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND**  3.60%           3.96%                1.03%          2 OUT OF 57

The fund's inception date was 3/31/98.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 39-40 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
High-Yield Municipal**            $10,989
Lehman Long-Term
  Municipal Bond Index            $11,090

                   High-Yield        Lehman Long-Term
                   Municipal**     Municipal Bond Index
DATE                 VALUE                VALUE
3/31/1998           $10,000              $10,000
4/30/1998            $9,994               $9,946
5/31/1998           $10,181              $10,141
6/30/1998           $10,276              $10,187
7/31/1998           $10,300              $10,210
8/31/1998           $10,469              $10,393
9/30/1998           $10,607              $10,537
10/31/1998          $10,563              $10,503
11/30/1998          $10,608              $10,556
12/31/1998          $10,660              $10,567
1/31/1999           $10,760              $10,670
2/28/1999           $10,741              $10,625
3/31/1999           $10,757              $10,656
4/30/1999           $10,826              $10,666
5/31/1999           $10,810              $10,582
6/30/1999           $10,685              $10,389
7/31/1999           $10,700              $10,384
8/31/1999           $10,574              $10,170
9/30/1999           $10,542              $10,117
10/31/1999          $10,435               $9,880
11/30/1999          $10,533              $10,018
12/31/1999          $10,443               $9,862
1/31/2000           $10,349               $9,756
2/29/2000           $10,418               $9,963
3/31/2000           $10,577              $10,327
4/30/2000           $10,569              $10,205
5/31/2000           $10,506              $10,111
6/30/2000           $10,701              $10,481
7/31/2000           $10,853              $10,686
8/31/2000           $10,972              $10,916
9/30/2000           $10,988              $10,804
10/31/2000          $11,019              $10,962
11/30/2000          $10,989              $11,090

$10,000 investment made 3/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison. High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

                   High-Yield        Lehman Long-Term
                   Municipal**     Municipal Bond Index
DATE                 RETURN               RETURN
11/30/1998*           6.08%                5.56%
11/30/1999           -0.70%               -5.10%
11/30/2000            4.33%               10.70%

*  From 3/31/98 (the fund's inception date) to 11/30/98.

** Fund returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until the annual expense cap was reached.


                                                www.americancentury.com      23


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut, a portfolio manager on the High-Yield Municipal fund investment team.

HOW DID HIGH-YIELD PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2000?

     The fund continued to outpace its peers, returning 4.60% compared with the 3.83% average total return of 79 "High Yield Municipal Debt Funds" tracked by Lipper Inc.

     For the year ended November 30, 2000, the difference between the performance of the fund and the Lipper average was even greater--the fund returned 4.33% compared with 2.47% for the Lipper average.

CONSIDERING WHAT A GOOD YEAR IT WAS FOR BONDS, WHY WERE RETURNS IN THE HIGH-YIELD MUNICIPAL DEBT SECTOR RELATIVELY LOW?

     High-yield municipal bonds significantly underperformed investment-grade muni bonds. This is shown quite dramatically on page 23 when you compare the recent performance of the fund and its high-yield municipal Lipper peer group with the recent performance of the investment-grade Lehman Long-Term Municipal Bond Index.

     High-yield municipal performance lagged investment-grade performance because of reduced interest rate sensitivity and the poor performance of two categories of issuers within the high-yield sector (see the Market Perspective on page 4 for more details).

     As a result, credit spreads (the yield difference between high-yield muni bonds with more credit risk and lower-yielding investment-grade muni bonds with less credit risk) widened. However, some of that credit-spread widening worked in our favor.

WHY?

     Because spreads widened the most in sectors we either didn't own or had relatively little exposure to. We had less exposure to some of the worst-performing high-yield muni bond sectors than a significant number of our competitors.

     For example, the fund did not own any corporate municipal bonds, which faltered when corporate profitability declined. These corporate municipal bonds earn tax-free status by funding corporate projects that provide key community jobs or services.

     We were also substantially underweight in municipal health care bonds, which continued to perform poorly as they struggled with challenges relating to cost cutting, intense competition, and reimbursement obstacles.

WAS THE WIDENING OF CREDIT SPREADS ONE OF THE REASONS YOU ADDED MORE AAA (TOP-RATED) INSURED BONDS TO THE PORTFOLIO?

     There were actually three main reasons we added more insured bonds (bonds that are insured as to timely payment of interest and repayment of principal), which grew to 13% of the portfolio as of November 30.

     First, insured bonds tend to be more liquid (easily traded) than non-rated bonds. The insureds provided us with more flexibility to buy and sell when we saw market opportunities.

[left margin]

YIELDS AS OF NOVEMBER 30, 2000
30-DAY SEC YIELD                 5.80%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET              8.06%
  31.0% TAX BRACKET              8.41%
  36.0% TAX BRACKET              9.06%
  39.6% TAX BRACKET              9.60%

PORTFOLIO AT A GLANCE
                        11/30/00       5/31/00
NUMBER OF SECURITIES       32            25
WEIGHTED AVERAGE
  MATURITY              17.2 YRS      16.8 YRS
AVERAGE DURATION         6.8 YRS       7.5 YRS
EXPENSE RATIO
  (NET OF WAIVER)       0.64%(1)      0.52%(2)

(1)  Annualized.

(2) The manager waived fund expenses through 4/30/99. Expenses were added monthly at a rate of 0.10% of average daily closing net assets until 10/31/99. Expenses in absence of the waiver would have been 0.64%.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF         AS OF
                        11/30/00       5/31/00
AAA                       22%            18%
BBB                        2%             4%
BB                         --             6%
UNRATED                   76%            72%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 38 for more information.

Investment terms are defined in the Glossary on pages 40-41.


24      1-800-345-2021


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Second, insured bonds--which are rated AAA for credit quality--lifted the portfolio's overall credit quality and helped protect against credit-spread widening.

     Finally, with municipal yields falling since mid-May and with expectations of interest rate cuts in 2001, we wanted more interest rate sensitivity--to translate the falling interest rates into price gains. Lower-yielding insured bonds are more sensitive to interest rate changes than higher-yielding non-rated bonds. Our insured holdings helped the fund participate more fully in the recent bond market rally.

SPEAKING OF SENSITIVITY TO CHANGES, THE FUND HOLDS ABOUT 30% OF ITS PORTFOLIO IN LAND-SECURED BONDS THAT CAN BE SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS. HOW DID THEY PERFORM?

     The land-secured bonds we hold--which were issued almost exclusively by residential housing developers--held up well, despite signs that the economy was slowing. Housing supply, demand, and pricing trends continued to be strong in the locations where we invested. Part of that strength stems from the fact that we tend to focus on areas where housing is in short supply and demand is firm. We also look for developers with proven track records of success.

WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MUNICIPAL MARKET?

     We're fairly optimistic. We think interest rates will fall in 2001 and bonds will rally, which will help the fund. We also think supply and demand conditions for high-yield muni bonds will improve. Unless interest rates really tumble, we don't think there will be a lot of new issuance, and we're seeing signs that demand for municipal bonds (including high-yield issues) is growing in response to the recent stock market volatility.

     And finally, despite the recent economic weakness, the underlying financial fundamentals of the bonds we hold remain strong. We think that trend will continue unless the economy slows much more dramatically than it has so far.

WITH THAT BACKDROP IN MIND, WHAT ARE YOUR PLANS FOR THE FUND?

     We tend not to vary our approach much, and we don't see any compelling reasons to do so now. We'll continue to adhere to the strategy that has led to our success--adding long-term value through our security selection process and our ongoing credit analysis and surveillance, while at the same time providing competitive levels of federal tax-free income.

     As always, our credit research team will thoroughly analyze our choices to ensure that we invest in bonds with a balance of good long-term credit fundamentals and appealing yields. The team will continue to evaluate those selections regularly to make sure they maintain their financial integrity.

[right margin]

"DESPITE THE RECENT ECONOMIC WEAKNESS, THE UNDERLYING FINANCIAL FUNDAMENTALS OF THE BONDS WE HOLD REMAIN STRONG."

TOP FIVE STATES (AS OF 11/30/00)
                 % OF FUND INVESTMENTS
PENNSYLVANIA             14.9%
FLORIDA                  11.5%
NEW JERSEY               10.7%
ARIZONA                  10.6%
TEXAS                     9.6%

TOP FIVE STATES (AS OF 5/31/00)
                 % OF FUND INVESTMENTS
PENNSYLVANIA             17.3%
NEW JERSEY               12.2%
FLORIDA                   8.0%
ARIZONA                   7.4%
CALIFORNIA                7.2%


                                                www.americancentury.com      25


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 95.2%
ALASKA -- 2.5%
                   $  310  Alaska Industrial Development &
                              Export Auth. Power Rev., (Upper
                              Lynn Canal Regional Power),
                              5.80%, 1/1/18                              $   259
                      500  Anchorage Schools, Series
                              2000 A, 5.75%, 12/1/16
                              (MBIA)                                         520
                                                                         -------
                                                                             779
                                                                         -------
ARIZONA -- 10.6%
                    2,245  Gilbert Industrial Development
                              Nonprofit Auth. Rev., Series
                              1999 A, (Southwest Student
                              Services), 5.25%, 2/1/10                     2,165
                    1,125  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 7.95%,
                              6/15/23                                      1,129
                                                                         -------
                                                                           3,294
                                                                         -------
CALIFORNIA -- 6.3%
                    1,000  California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $1,000)(1)                                     939
                    1,000  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                        1,003
                                                                         -------
                                                                           1,942
                                                                         -------
COLORADO -- 3.8%
                    1,205  Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03                  1,177
                                                                         -------
CONNECTICUT -- 3.3%
                    1,000  Connecticut Development Auth.
                              Industrial Rev., (Afco Cargo
                              BDL-LLC), 8.00%, 4/1/30                      1,017
                                                                         -------
FLORIDA -- 11.5%
                      285  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                         281
                      460  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 6.50%,
                              5/1/07                                         462
                      530  Fleming Island Plantation
                              Community Development
                              District Special Assessment,
                              Series 2000 B, 7.375%,
                              5/1/31                                         557

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $  890  Heritage Springs Community
                              Development District Capital
                              Improvement Rev., Series
                              1999 B, 6.25%, 5/1/05                      $   885
                    1,000  Maple Ridge Community
                              Development District, Special
                              Assessment, Series 2000 B,
                              6.15%, 11/1/04                               1,002
                      380  Stoneybrook West Community
                              Development District Special
                              Assessment Rev., Series
                              2000 A, 7.00%, 5/1/32                          382
                                                                         -------
                                                                           3,569
                                                                         -------
HAWAII -- 1.8%
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                           551
                                                                         -------
MARYLAND -- 7.5%
                    1,250  Anne Arundel County Special
                              Obligation Rev., (Arundel Mills),
                              7.10%, 7/1/29                                1,286
                    1,000  Anne Arundel County Special
                              Obligation, (National Business
                              Park), 7.375%, 7/1/28                        1,028
                                                                         -------
                                                                           2,314
                                                                         -------
MISSOURI -- 4.6%
                    1,355  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 1998 B-2, (Single
                              Family), 6.40%, 9/1/29
                              (GNMA/FNMA)                                  1,430
                                                                         -------
NEVADA -- 3.3%
                    1,000  Clark County Improvement District
                              No. 121, (Southern Highlands
                              Area), 7.50%, 12/1/19                        1,021
                                                                         -------
NEW JERSEY -- 10.7%
                    2,500  New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31                    2,269
                    1,000  New Jersey Economic
                              Development Auth. Rev., Series
                              1999 A, (Transportation
                              Sublease), 6.00%, 5/1/16
                              (FSA)                                        1,060
                                                                         -------
                                                                           3,329
                                                                         -------
PENNSYLVANIA -- 14.9%
                    2,200  Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel &
                              Conference Center), 6.20%,
                              1/1/29                                       1,899
                    1,235  New Morgan Municipal Auth.
                              Office Rev., Series 1999 A,
                              (Commonwealth Office),
                              5.375%, 6/1/08                               1,194


26      1-800-345-2021                        See Notes to Financial Statements


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,695  Susquehanna Area Regional
                              Airport Auth. Rev., (Aero
                              Harrisburg LLC), 5.25%,
                              1/1/09                                     $ 1,546
                                                                         -------
                                                                           4,639
                                                                         -------
RHODE ISLAND -- 1.8%
                      500  Cranston GO, 6.375%,
                              11/15/17 (FGIC)                                543
                                                                         -------
TEXAS -- 4.8%
                    1,045  Abia Development Corp. Airport
                              Facilities Rev., (Aero Austin LP),
                              6.75%, 1/1/11                                1,009
                      500  Port Houston Auth., Series
                              2000 A, (Port Improvement),
                              5.50%, 10/1/24                                 494
                                                                         -------
                                                                           1,503
                                                                         -------
UTAH -- 3.4%
                    1,090  Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05 (Acquired
                              9/24/98, Cost $1,082)(1)                     1,050
                                                                         -------
WASHINGTON -- 4.3%
                      250  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15 (MBIA)                   267
                    1,000  Tacoma Electric System Rev.,
                              6.25%, 1/1/15 (FGIC)                         1,059
                                                                         -------
                                                                           1,326
                                                                         -------
WYOMING -- 0.1%
                       40  Wyoming Community Development
                              Auth. Rev., Series 1990 B,
                              (Single Family Mortgage),
                              8.125%, 6/1/21 (FHA)                            41
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                29,525
                                                                         -------
   (Cost $30,054)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 4.8%
TEXAS
                   $1,500  Texas GO, Series 2000-A18,
                              VRDN, 4.65%, 12/1/00
                              (Acquired 11/27/00, Cost
                              $1,500)(1)                                 $ 1,500
                                                                         -------
   (Cost $1,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $31,025
                                                                         =======
   (Cost $31,554)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $3,489 which represented 12.3% of net assets.


See Notes to Financial Statements               www.americancentury.com      27


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000 (UNAUDITED)

                                   LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM       HIGH-YIELD
                                     TAX-FREE           TAX-FREE          TAX-FREE        MUNICIPAL
ASSETS                                           (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $31,905,
  $150,553, $102,662 and
  $31,554, respectively)
  (Note 3) .........................  $32,341          $153,999          $105,844          $31,025
Cash ...............................   1,111              --                --               --
Receivable for
  investments sold .................     --             5,176               --               --
Receivable for
  capital shares sold ..............     5               526               990                1
Interest receivable ................    505             2,915             1,900              590
                                   --------------   ---------------   ---------------   --------------
                                       33,962          162,616           108,734           31,616
                                   --------------   ---------------   ---------------   --------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ..............     --             1,058             1,838             3,205
Payable for investments
  purchased ........................   1,022            1,932               --               --
Accrued management fees
  (Note 2) .........................     14               66                44               16
Payable for trustees' fees
  and expenses .....................     --               1                 --               --
                                   --------------   ---------------   ---------------   --------------
                                       1,036            3,057             1,882             3,221
                                   --------------   ---------------   ---------------   --------------
Net Assets .........................  $32,926          $159,559          $106,852          $28,395
                                   ==============   ===============   ===============   ==============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ............   3,283            15,521            10,569            2,996
                                   ==============   ===============   ===============   ==============
Net Asset Value Per Share ..........   $10.03           $10.28            $10.11            $9.48
                                   ==============   ===============   ===============   ==============

NET ASSETS CONSIST OF:
Capital paid in ....................  $32,849          $157,044          $106,224          $30,799
Accumulated net realized
  loss on investment
  transactions .....................    (359)            (931)            (2,554)          (1,875)
Net unrealized appreciation
  (depreciation) on
  investments (Note 3) .............    436             3,446             3,182             (529)
                                   --------------   ---------------   ---------------   --------------
                                      $32,926          $159,559          $106,852          $28,395
                                   ==============   ===============   ===============   ==============


28      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

                                   LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM       HIGH-YIELD
                                     TAX-FREE           TAX-FREE          TAX-FREE        MUNICIPAL
INVESTMENT INCOME                                             (In Thousands)
Income:
Interest .........................     $816            $4,160            $2,973           $  925
                                  --------------   ----------------   --------------   --------------

Expenses (Note 2):
Management fees ..................      83               396               262               94
Trustees' fees and expenses ......      1                 4                 3                 1
                                  --------------   ----------------   --------------   --------------
                                        84               400               265               95
                                  --------------   ----------------   --------------   --------------

Net investment income ............     732              3,760             2,708              830
                                  --------------   ----------------   --------------   --------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments .................      41              1,094              397              (263)
Change in net unrealized
  appreciation (depreciation)
  on investments .................     666              4,215             3,782              729
                                  --------------   ----------------   --------------   --------------

Net realized and unrealized
  gain on investments ............     707              5,309             4,179              466
                                  --------------   ----------------   --------------   --------------

Net Increase in Net Assets
  Resulting from Operations ......    $1,439            $9,069            $6,887           $1,296
                                  ==============   ================   ==============   ==============


See Notes to Financial Statements              www.americancentury.com      29


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MAY 31, 2000

Increase (Decrease)                 LIMITED-TERM TAX-FREE          INTERMEDIATE-TERM TAX-FREE
  in Net Assets                 NOV. 30, 2000    MAY 31, 2000    NOV. 30, 2000    MAY 31, 2000

OPERATIONS                                             (In Thousands)
Net investment income ...........    $732           $1,568           $3,760           $7,542
Net realized gain (loss)
  on investments ................     41             (400)           1,094            (2,025)
Change in net unrealized
  appreciation (depreciation)
  on investments ................    666             (750)           4,215            (4,774)
                                -------------   --------------   --------------   --------------
Net increase in net assets
  resulting from operations .....   1,439            418             9,069              743
                                -------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ......    (732)          (1,586)          (3,760)          (7,542)
In excess of net realized
  gains on investment
  transactions ..................     --             (86)              --              (361)
                                -------------   --------------   --------------   --------------
Decrease in net assets
  from distributions ............    (732)          (1,672)          (3,760)          (7,903)
                                -------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......   3,645           11,709           17,509           72,975
Proceeds from reinvestment
  of distributions ..............    638            1,383            3,187             6,574
Payments for shares redeemed ....   (4,407)        (20,612)         (15,957)         (72,556)
                                -------------   --------------   --------------   --------------
Net increase (decrease) in
  net assets from capital
  share transactions ............    (124)          (7,520)          4,739             6,993
                                -------------   --------------   --------------   --------------
Net increase (decrease)
  in net assets .................    583            (8,774)          10,048            (167)

NET ASSETS
Beginning of period .............   32,343          41,117          149,511           149,678
                                -------------   --------------   --------------   --------------
End of period ...................  $32,926         $32,343          $159,559         $149,511
                                =============   ==============   ==============   ==============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ............................    365            1,177            1,737             7,218
Issued in reinvestment
  of distributions ..............     64             139              312               654
Redeemed ........................    (442)          (2,076)          (1,587)          (7,219)
                                -------------   --------------   --------------   --------------
Net increase (decrease) .........    (13)            (760)            462               653
                                =============   ==============   ==============   ==============


30      1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED MAY 31, 2000

Increase (Decrease)                 LIMITED-TERM TAX-FREE          INTERMEDIATE-TERM TAX-FREE
  in Net Assets                 NOV. 30, 2000    MAY 31, 2000    NOV. 30, 2000    MAY 31, 2000

OPERATIONS                                             (In Thousands)
Net investment income ...........   $2,708           $5,661             $830           $1,788
Net realized gain (loss)
  on investments ................    397             (2,672)            (263)          (1,610)
Change in net unrealized
  appreciation (depreciation)
  on investments ................   3,782            (6,002)            729            (1,337)
Net increase (decrease)
  in net assets resulting
  from operations ...............   6,887            (3,013)           1,296           (1,159)
                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ......   (2,708)          (5,661)            (830)          (1,788)
In excess of net realized
  gains on investment
  transactions ..................     --               --                --             (19)
                                --------------   --------------   --------------   --------------
Decrease in net assets
  from distributions ............   (2,708)          (5,661)            (830)          (1,807)
                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......   16,646           43,100            3,808           12,842
Proceeds from reinvestment
  of distributions ..............   2,152            4,419              637             1,368
Payments for shares redeemed ....  (12,419)         (60,135)           (4,705)        (25,123)
                                --------------   --------------   --------------   --------------
Net increase (decrease)
  in net assets from capital
  share transactions ............   6,379           (12,616)            (260)         (10,913)
                                --------------   --------------   --------------   --------------
Net increase (decrease)
  in net assets .................   10,558          (21,290)            206           (13,879)

NET ASSETS
Beginning of period .............   96,294          117,584            28,189          42,068
                                --------------   --------------   --------------   --------------
End of period ...................  $106,852         $96,294          $28,395          $28,189
                                ==============   ==============   ==============   ==============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ............................   1,661            4,348              400             1,320
Issued in reinvestment
  of distributions ..............    214              447                67              142
Redeemed ........................   (1,237)          (6,086)            (496)          (2,595)
                                --------------   --------------   --------------   --------------
Net increase (decrease) .........    638             (1,291)            (29)           (1,133)
                                ==============   ==============   ==============   ==============


See Notes to Financial Statements              www.americancentury.com      31


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Tax-Free Fund (Limited-Term), Intermediate-Term Tax-Free Fund (Intermediate-Term), Long-Term Tax-Free Fund (Long-Term) and High-Yield Municipal Fund (High-Yield) (the funds) are four of the eight funds issued by the trust. The funds, except High-Yield, are diversified under the 1940 Act. The objective of Limited-Term, Intermediate-Term and Long-Term is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield's objective is to seek high current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2000, Limited-Term, Intermediate-Term, Long-Term and High Yield, had accumulated net realized capital loss carryovers for federal income tax purposes of $86,077, $1,309,972, $1,257,475 and $784,042 (all expiring in 2008), respectively, which may be used to offset future taxable gains.

    For the seven months ended May 31, 2000, Limited-Term, Intermediate-Term, Long-Term and High-Yield incurred net capital losses of $314,371, $716,537, $1,694,290 and $828,532, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except for brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Limited-Term, Intermediate-Term, and Long-Term and the rates for High-Yield range from 0.2925% to 0.4100%. Rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30, 2000, the effective annual management fee was 0.51% for Limited-Term, Intermediate-Term and Long-Term. The effective annual management fee for High-Yield was 0.64%

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment Manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


32      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

   Investment transactions, excluding short-term investments, were as follows:

                               LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM         HIGH-YIELD
                                 TAX-FREE          TAX-FREE           TAX-FREE          MUNICIPAL
PURCHASES                                                 (In Thousands)
Municipal Debt Obligations ..... $12,505            $72,262            $33,724            $7,601

PROCEEDS FROM SALES                                       (In Thousands)
Municipal Debt Obligations ..... $15,167            $72,697            $30,489            $6,129

   On November 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                               LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM         HIGH-YIELD
                                 TAX-FREE          TAX-FREE           TAX-FREE          MUNICIPAL
                                                          (In Thousands)
Appreciation ...................   $441             $3,700             $4,841              $316
Depreciation ...................    (5)              (254)             (1,659)             (845)
                             ----------------   ----------------   ----------------   ---------------
Net ............................   $436             $3,446             $3,182             $(529)
                             ================   ================   ================   ===============

   The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for the funds.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. Effective December 19, 2000, the bank line of credit agreement changed to $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended November 30, 2000.

--------------------------------------------------------------------------------
5.  NEW ACCOUNTING PRINCIPLE

    A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The funds already amortize premiums and discounts on debt securities; therefore management believes there will be no impact to the fund.


                                                www.americancentury.com      33


Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                            2000(1)     2000        1999      1998(2)     1997        1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..... $9.81      $10.14      $10.16     $10.11     $10.08      $10.09      $9.95
                           --------   ---------   --------   --------   ---------   --------   ---------
Income From
Investment Operations
  Net Investment Income ...  0.22       0.42        0.40       0.24       0.41        0.43       0.44
  Net Realized and
    Unrealized Gain (Loss)
    on Investment
    Transactions ..........  0.22      (0.31)       0.01       0.05       0.10       (0.01)      0.14
                           --------   ---------   --------   --------   ---------   --------   ---------
  Total From Investment
    Operations ............  0.44       0.11        0.41       0.29       0.51        0.42       0.58
                           --------   ---------   --------   --------   ---------   --------   ---------
Distributions
  From Net Investment
    Income ................ (0.22)     (0.42)      (0.40)     (0.24)     (0.41)      (0.43)     (0.44)
  From Net Realized
    Gains on Investment
    Transactions ..........   --         --        (0.03)       --       (0.07)        --         --
  In Excess of Net
    Realized Gains ........   --       (0.02)        --         --         --          --         --
                           --------   ---------   --------   --------   ---------   --------   ---------
  Total Distributions ..... (0.22)     (0.44)      (0.43)     (0.24)     (0.48)      (0.43)     (0.44)
                           --------   ---------   --------   --------   ---------   --------   ---------
Net Asset Value,
  End of Period ........... $10.03      $9.81      $10.14     $10.16     $10.11      $10.08     $10.09
                           ========   =========   ========   ========   =========   ========   =========
  Total Return(3) .........  4.55%      1.14%       4.15%      2.87%      5.22%       4.26%      5.95%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ..............0.51%(4)     0.51%       0.51%    0.52%(4)     0.59%     0.38%(5)     --(5)
Ratio of Net Investment
  Income to Average
  Net Assets ..............4.49%(4)     4.16%       3.93%    4.04%(4)     4.05%       4.28%      4.38%
Portfolio Turnover Rate ...   41%       129%         41%        28%        74%         68%        78%
Net Assets,
  End of Period
  (in thousands) ..........$32,926     $32,343     $41,117    $38,410    $36,437     $49,866    $58,837

(1)  Six months ended November 30, 2000 (unaudited).

(2)  The period ended May 31, 1998 represents a seven month reporting period.
     The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5)  ACIM had voluntarily waived its management fee through February 29, 1996.
     In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.


34      1-800-345-2021                       See Notes to Financial Statements


Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                            2000(1)     2000        1999      1998(2)     1997        1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..... $9.93      $10.39      $10.52     $10.46     $10.35      $10.45     $10.01
                           --------   ---------   --------   --------   ---------   --------   ---------
Income From
Investment Operations
  Net Investment Income ...  0.25       0.48        0.48       0.28       0.49        0.48       0.49
  Net Realized and
    Unrealized Gain (Loss)
    on Investment
    Transactions ..........  0.35      (0.44)      (0.05)      0.08       0.21       (0.03)      0.52
                           --------   ---------   --------   --------   ---------   --------   ---------
  Total From Investment
    Operations ............  0.60       0.04        0.43       0.36       0.70        0.45       1.01
                           --------   ---------   --------   --------   ---------   --------   ---------
Distributions
  From Net Investment
    Income ................ (0.25)     (0.48)      (0.48)     (0.28)     (0.49)      (0.48)     (0.49)
  From Net Realized
    Gains on Investment
    Transactions ..........   --         --        (0.08)     (0.02)     (0.10)      (0.07)     (0.08)
  In Excess of Net
    Realized Gains ........   --       (0.02)        --         --         --          --         --
                           --------   ---------   --------   --------   ---------   --------   ---------
  Total Distributions ..... (0.25)     (0.50)      (0.56)     (0.30)     (0.59)      (0.55)     (0.57)
                           --------   ---------   --------   --------   ---------   --------   ---------
Net Asset Value,
  End of Period ........... $10.28      $9.93      $10.39     $10.52     $10.46      $10.35     $10.45
                           ========   =========   ========   ========   =========   ========   =========
  Total Return(3) .........  6.04%      0.44%       4.07%      3.50%      6.88%       4.47%     10.41%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ..............0.51%(4)     0.51%       0.51%    0.51%(4)     0.58%       0.60%      0.60%
Ratio of Net Investment
  Income to Average
  Net Assets ..............4.82%(4)     4.75%       4.52%    4.62%(4)     4.71%       4.66%      4.77%
Portfolio Turnover Rate ...   48%       107%         32%        17%        35%         39%        32%
Net Assets,
  End of Period
  (in thousands) ..........$159,559   $149,511    $149,678   $137,907   $132,416     $80,568    $80,248

(1)  Six months ended November 30, 2000 (unaudited).

(2) The period ended May 31, 1998 represents a seven month reporting period. The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements               www.americancentury.com      35


Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                            2000(1)     2000        1999      1998(2)     1997        1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..... $9.70      $10.48      $10.81     $10.75     $10.58      $10.54      $9.75
                           --------   ---------   --------   --------   ---------   --------   ---------
Income From
Investment Operations
  Net Investment Income ...  0.26       0.52        0.52       0.31       0.55        0.53       0.53
  Net Realized and
    Unrealized Gain (Loss)
    on Investment
    Transactions ..........  0.41      (0.78)      (0.15)      0.13       0.33        0.04       0.83
                           --------   ---------   --------   --------   ---------   --------   ---------
  Total From Investment
    Operations ............  0.67      (0.26)       0.37       0.44       0.88        0.57       1.36
                           --------   ---------   --------   --------   ---------   --------   ---------
Distributions
  From Net Investment
    Income ................ (0.26)     (0.52)      (0.52)     (0.31)     (0.55)      (0.53)     (0.53)
  From Net Realized
    Gains on Investment
    Transactions ..........   --         --        (0.16)     (0.07)     (0.16)        --         --
  In Excess of Net
    Realized Gains ........   --         --        (0.02)       --         --          --       (0.04)
                           --------   ---------   --------   --------   ---------   --------   ---------
  Total Distributions ..... (0.26)     (0.52)      (0.70)     (0.38)     (0.71)      (0.53)     (0.57)
                           --------   ---------   --------   --------   ---------   --------   ---------
Net Asset Value,
  End of Period ........... $10.11      $9.70      $10.48     $10.81     $10.75      $10.58     $10.54
                           ========   =========   ========   ========   =========   ========   =========
  Total Return(3) .........  6.98%     (2.38)%      3.44%      4.18%      8.59%       5.60%     14.45%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ..............0.51%(4)     0.51%       0.51%    0.51%(4)     0.58%       0.59%      0.59%
Ratio of Net Investment
  Income to Average
  Net Assets ..............5.24%(4)     5.31%       4.86%    4.96%(4)     5.16%       5.06%      5.24%
Portfolio Turnover Rate ...   30%        58%         80%        47%        65%         60%        61%
Net Assets,
  End of Period
  (in thousands) ..........$106,852    $96,294    $117,584   $116,615   $108,868     $60,772    $57,997

(1)  Six months ended November 30, 2000 (unaudited).

(2)  The period ended May 31, 1998 represents a seven month reporting period.
     The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


36      1-800-345-2021                       See Notes to Financial Statements


High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                        2000(1)        2000          1999         1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $9.32         $10.12        $10.08         $9.99
                                      -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ..............   0.27          0.51          0.54          0.09
  Net Realized and Unrealized
    Gain (Loss) on Investment
    Transactions .....................   0.16         (0.79)         0.07          0.09
                                      -----------   -----------   -----------   -----------
  Total From Investment Operations ...   0.43         (0.28)         0.61          0.18
                                      -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income .........  (0.27)        (0.51)        (0.54)        (0.09)
  From Net Realized Gains on
    Investment Transactions ..........    --            --          (0.03)          --
  In Excess of Net Realized Gains ....    --          (0.01)          --            --
                                      -----------   -----------   -----------   -----------
  Total Distributions ................  (0.27)        (0.52)        (0.57)        (0.09)
                                      -----------   -----------   -----------   -----------
Net Asset Value, End of Period .......  $9.48          $9.32        $10.12        $10.08
                                      ===========   ===========   ===========   ===========
  Total Return(3) ....................   4.60%        (2.81)%        6.18%         1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(4) ........... 0.64%(5)        0.52%         0.01%          --
Ratio of Net Investment Income
  to Average Net Assets(4) ........... 5.60%(5)        5.31%         5.28%       5.38%(5)
Portfolio Turnover Rate ..............    21%           60%           92%           44%
Net Assets, End of Period
  (in thousands) ..................... $28,395        $28,189       $42,068       $18,788

(1)  Six months ended November 30, 2000 (unaudited).

(2)  March 31, 1998 (inception) through May 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  ACIM voluntarily agreed to pay all expenses of the fund from March 31, 1998
     (inception) through April 30, 1999. In May 1999, ACIM began adding expenses at a rate of 0.10% of average daily closing net assets per month until October 31, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% for all three periods and the annualized ratio of net investment income to average net assets would have been 5.19%, 4.66% and 4.74%, for the years ended
     May 31, 2000 and May 31, 1999 and the period March 31, 1998 through May 31,
     1998, respectively.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      37


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 5-10 years.

     LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     HIGH-YIELD MUNICIPAL seeks a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain a weighted average maturity of 10 years or more.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. High-Yield Municipal may invest more than 50% of its portfolio in securities that are below investment grade or not rated. Here are the most common credit ratings and their definitions:

*    AAA -- extremely strong ability to meet financial obligations.

*    AA -- very strong ability to meet financial obligations.

*    A -- strong ability to meet financial obligations.

*    BBB -- good ability to meet financial obligations.

* BB -- less vulnerable to default than other lower-quality issues, but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       BRYAN KARCHER
       DAVE MACEWEN
       STEVEN PERMUT
       KEN SALINGER

MUNICIPAL CREDIT
RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


38      1-800-345-2021


Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A, and BBB).

     HIGH-YIELD MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 50% of assets in lower-rated municipal debt issues.


                                                www.americancentury.com      39


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 34-37.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


40      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      41


Notes
--------------------------------------------------------------------------------


42      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      43


Notes
--------------------------------------------------------------------------------


44      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]
Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                 American Century Investment Services, Inc.
SH-SAN-23812                      (c)2000 American Century Services Corporation